                                                                    EXHIBIT 10.7

                        MERCHANT CARD SERVICES AGREEMENT

                                    BETWEEN

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

                                      AND

                          TOTAL SYSTEM SERVICES, INC.

                                     DATED

                                 JUNE 29, 1994

                               TABLE OF CONTENTS
                               -----------------
RECITALS...................................................................    2

AGREEMENT..................................................................    2
     S-1.  DEFINITIONS.....................................................    2
           -----------
           (a)   Affiliate.................................................    2
                 ---------
           (b)   Aggregate Processing Fees.................................    2
                 -------------------------
           (c)   Expense Reimbursement.....................................    2
                 ---------------------
           (d)   Correction................................................    3
                 ----------
           (e)   Detailed Requirements.....................................    3
                 ---------------------
           (f)   Equipment.................................................    3
                 ---------
           (g)   Error.....................................................    3
                 -----
           (h)   FDR.......................................................    3
                 ---
           (i)   Final Conversion Date.....................................    3
                 ---------------------
           (j)   Merchant Transaction......................................    3
                 --------------------
           (k)   Operative.................................................    3
                 ---------
           (l)   Performance Standards.....................................    4
                 ---------------------
           (m)   Phase.....................................................    4
                 -----
           (n)   Processing Fees...........................................    4
                 ---------------
           (o)   Processing Year...........................................    4
                 ---------------
           (q)   Services..................................................    4
                 --------
           (r)   Software..................................................    5
                 --------
           (s)   Conversion Phase..........................................    5
                 ----------------
           (t)   OTHER DEFINITIONAL PROVISIONS.............................    5
                 -----------------------------
     S-2.  SERVICES OFFERED................................................    5
           ----------------
     S-3.  CONVERSION PHASES...............................................    6
           -----------------
           (a)   Phases....................................................    6
                 ------
           (b)   Reimbursement for Total Costs.............................    6
                 -----------------------------
           (c)   Costs of Conversion.......................................    6
                 -------------------
           (d)   Delay in System Availability or Conversion Phases.........    7
                 -------------------------------------------------
           (e)   Testing and Training Systems..............................    8
                 ----------------------------
           (f)   Test Plan.................................................    8
                 ---------
     S-4.  PRICES FOR SERVICES; PAYMENT....................................   10
           ----------------------------
           (a)   Prices....................................................   10
                 ------
           (b)   No Other Fees.............................................   10
                 -------------
           (c)   Minimum Processing Fees...................................   10
                 -----------------------
           (d)   Payment Terms.............................................   11
                 -------------
           (e)   Taxes.....................................................   11
                 -----
           (f)   Postage...................................................   12
                 -------
           (g)   Programming Services Entitlement..........................   12
                 --------------------------------
     S-5.  ADDITIONAL BANK OBLIGATIONS.....................................   13
           ---------------------------
           (a)   Provision of Data.........................................   13
                 -----------------
           (b)   Clearing Account; Settlement procedures...................   13
                 ---------------------------------------
     S-6.  EXPENSE REIMBURSEMENT...........................................   13
           ---------------------
           (a)   Initially.................................................   13
                 ---------
           (b)   Conversion Cost Reimbursement.............................   13
                 -----------------------------
           (c)   Repayment of Reimbursements...............................   13
                 ---------------------------
     S-7.  PERFORMANCE STANDARDS AND CERTAIN REMEDIES......................   14
           ------------------------------------------
           (a)   Performance Standards and Certain Remedies................   14
                 ------------------------------------------
           (b)   Compliance Documentation..................................   14
                 ------------------------
           (c)   Modification of Performance Standards.....................   14
                 -------------------------------------
     S-8.  INDEMNIFICATION: LIMITATIONS OF LIABILITY:
           ------------------------------------------
           OTHER REMEDIES..................................................   15
           --------------

                                      -i-

          (a)    Indemnification by Total..................................   15
                 ------------------------
          (b)    Costs of Performance Failure..............................   15
                 ----------------------------
          (c)    Exclusions................................................   16
                 ----------
          (d)    Limitation................................................   16
                 ----------
          (e)    Indemnification by Bank...................................   16
                 -----------------------
          (f)    Obligation to Reprocess...................................   17
                 -----------------------
          (g)    Transmission..............................................   17
                 ------------
          (h)    Injunctive Relief.........................................   18
                 -----------------
          (i)    Reliance on Information Provided..........................   18
                 --------------------------------
          (j)    Reliance on Systems Tested by Bank........................   18
                 ----------------------------------
          (k)    Force Majeure.............................................   18
                 -------------
     S-9. TERM; TERMINATION................................................   19
          -----------------
          (a)    Term.....................................................    19
                 ----
          (b)    Termination by Bank Without Cause.........................   19
                 ---------------------------------
          (c)    Termination by Bank for Cause.............................   19
                 -----------------------------
          (d)    Suspension of Minimum Processing Fees.....................   20
                 -------------------------------------
          (e)    Termination by Total for Cause............................   21
                 ------------------------------
          (f)    Cause.....................................................   21
                 -----
          (g)    Sale of All Accounts......................................   22
                 --------------------
   S-10.  MODIFICATIONS....................................................   22
          -------------
          (a)    Total Modifications.......................................   22
                 -------------------
          (b)    Joint Development.........................................   23
                 -----------------
   S-11.  ON-SITE WORK SPACE...............................................   23
          ------------------
   S-12.  DEDICATED SERVICE STAFF..........................................   23
          -----------------------
   S-13.  SUPPORT SERVICES PROVIDED BY TOTAL...............................   24
          ----------------------------------
          (a)  Questions and Requests for Assistance.......................   24
               -------------------------------------
          (b)  Calls to Total..............................................   24
               --------------
          (c)  Response....................................................   24
               --------
          (d)  Support and Response Time/Diagnostic Information............   25
               ------------------------------------------------
          (e)  System Outages..............................................   26
               --------------
          (f)  Scheduled Maintenance.......................................   26
               ---------------------
   S-14.  PROGRAMMING SERVICES.............................................   26
          --------------------
          (a)  Programming Requests........................................   26
               --------------------
          (b)  Preinstallation Enhancements................................   26
               ----------------------------
          (c)  Legally-Required Additional Service.........................   27
               -----------------------------------
          (d)  Pre-Effective Date Functionality............................   27
               --------------------------------
          (e)  Time Limit..................................................   27
               ----------
          (f)  Programming Entitlement.....................................   28
               -----------------------
   S-15.  DECONVERSION.....................................................   28
          ------------
   S-16.  DATA STORAGE.....................................................   29
          ------------
          (a)  Ownership of Data...........................................   29
               -----------------
          (b)  Data Retention..............................................   29
               --------------
          (c)  Return on Termination.......................................   30
               ---------------------
   S-17.  FILE SECURITY....................................................   30
          -------------
          (a)  Security....................................................   30
               --------
          (b)  Prevention of Loss..........................................   30
               ------------------
          (c)  Access......................................................   30
               ------
   S-18.  WARRANTY.........................................................   31
          --------
          (a)  Services....................................................   31
               --------
          (b)  Accurate Output.............................................   31
               ---------------
          (c)  Processing and Handling.....................................   31
               -----------------------
          (d)  Technology..................................................   31
               ----------
          (e)  Documentation...............................................   33
               -------------

       (f)  WARRANTIES EXCLUSIVE...........................................   33
            --------------------
S-19.  INSURANCE...........................................................   33
       ---------
       (a)  Insurance......................................................   33
            ---------
       (b)  Replacement....................................................   33
            -----------
       (c)  Expense........................................................   34
            -------
S-20.  RIGHT TO AUDIT......................................................   34
       --------------
       (a)  Third Party Reviews............................................   34
            -------------------
       (b)  Regulatory Access..............................................   36
            -----------------
       (c)  Cure of Breaches...............................................   36
            ----------------
S-21.  REGULATORY AND NETWORK COMPLIANCE...................................   36
       ---------------------------------
       (a)  Responsibility for Compliance With Federal Law.................   36
            ----------------------------------------------
       (b)  Assistance with Compliance with State and Local Law............   36
            ---------------------------------------------------
       (c)  Responsibility for Compliance with Clearinghouse and
            ----------------------------------------------------
            Network Rules..................................................   36
            -------------
       (d)  Bank Responsibility for Compliance with Laws...................   36
            --------------------------------------------
       (e)  Additional Services............................................   37
            -------------------
S-22.  FINANCIAL STATEMENTS AND OTHER INFORMATION..........................   37
       ------------------------------------------
       (a)  Financial Statement and Other Information......................   37
            -----------------------------------------
       (b)  Exchange Act Filings...........................................   37
            --------------------
       (c)  Notice of Material Litigation: Governmental Matters............   37
            ---------------------------------------------------
       (d)  Notice of Default..............................................   37
            -----------------
S-23.  MERGER, CONSOLIDATION AND SALE OF ASSETS............................   38
       ----------------------------------------
S-24.  REPRESENTATIONS AND WARRANTIES OF TOTAL.............................   38
       ---------------------------------------
       (a)  Organization and Business......................................   38
            -------------------------
       (b)  Financial and Other Information................................   38
            -------------------------------
       (c)  Total Documents................................................   39
            ---------------
       (d)  Licenses.......................................................   39
            --------
       (e)  Litigation.....................................................   39
            ----------
       (f)  No Legal Obstacle to Agreement.................................   40
            ------------------------------
       (g)  Defaults.......................................................   40
            --------
       (h)  Burdensome Obligations.........................................   40
            ----------------------
       (i)  Disclosure.....................................................   40
            ----------
       (j)  Solvency.......................................................   41
            --------
       (k)  Taxes..........................................................   41
            -----
       (l)  Parent Guaranty................................................   41
            ---------------
S-25.  REPRESENTATIONS AND WARRANTIES OF BANK..............................   41
       --------------------------------------
       (a)  Organization and Business......................................   41
            -------------------------
       (b)  Litigation.....................................................   41
            ----------
       (c)  No Legal Obstacle to Agreement.................................   42
            ------------------------------
       (d)  Defaults.......................................................   42
            --------
       (e)  Disclosure.....................................................   42
            ----------
       (f)  Solvency.......................................................   42
            --------
  26.  CONTINGENCY PLAN....................................................   43
       ----------------
       (a)  Provision of Plan..............................................   43
            -----------------
       (b)  Provision of Services..........................................   43
            ---------------------
       (c)  Tests..........................................................   43
            -----
       (d)  Inspection.....................................................   43
            ----------
  27.  COORDINATION OF REMEDIES............................................   44
       ------------------------
       (a)  Liquidated Damages.............................................   44
            ------------------
       (b)  Actual Damages Remedy..........................................   44
            ---------------------
       (c)  Limitation of Bank's Remedies..................................   44
            -----------------------------
       (d)  Limitation of Total's Remedies.................................   44
            ------------------------------

GENERAL TERMS AND CONDITIONS...............................................   45
----------------------------
     G-1.   Definitions....................................................   45
            -----------
     G-2.   Confidentiality................................................   45
            ---------------
     G-3.   Nondisclosure..................................................   47
            -------------
     G-4.   Damage to Bank Systems.........................................   47
            ----------------------
     G-5.   Quiet Enjoyment................................................   47
            ---------------
     G-6.   Survival.......................................................   48
            --------
     G-7.   Assignment.....................................................   48
            ----------
     G-8.   Dispute Resolution.............................................   48
            ------------------
     G-9.   Arbitration....................................................   49
            -----------
            (a)  Mandatory Arbitration.....................................   49
                 ---------------------
            (b)  Provisional and Ancillary Remedies........................   50
                 ----------------------------------
     G-10.  Attorneys' Fees................................................   50
            ---------------
     G-11.  Relationship of the Parties....................................   50
            ---------------------------
     G-12.  Amendment......................................................   51
            ---------
     G-13.  Notices........................................................   51
            -------
     G-14.  Compliance with Laws...........................................   52
            --------------------
     G-15.  Recycled Paper.................................................   52
            --------------
     G-16.  Miscellaneous..................................................   52
            -------------

SCHEDULE A.................................................................   55
     SERVICES..............................................................   55

SCHEDULE C.................................................................   56
     PERFORMANCE STANDARDS/REMEDIES........................................   56

SCHEDULE D.................................................................   57
     CONVERSION PLAN.......................................................   57

SCHEDULE G-1:  PAYMENT TERMS...............................................    1
           1.  INVOICES.....................................................   1

SCHEDULE G-2:  PRICE LIST..................................................    2
     MERCHANT ONLY PROCESSING FEES.........................................    2
     ESTIMATED MONTHLY PROCESSING FEES.....................................    4
     MISCELLANEOUS EXPENSES................................................    5
     TOTAL ACCESS PROCESSING FEES..........................................    6

Schedule L.................................................................   12
     PREINSTALLATION ENHANCEMENTS..........................................   12

                       MERCHANT CARD SERVICES AGREEMENT
                       --------------------------------

     This MERCHANT CARD SERVICES AGREEMENT ("Agreement") by and between Bank of America National Trust and Savings Association ("Bank"), a national banking association, and Total System Services, Inc. ("Total"), a Georgia corporation, is entered into as of the 29th day of June, 1994 ("Effective Date").

     This Agreement consists of this signature page and the following attachments, which are incorporated in this Agreement by this reference as if set forth in full:

     Special Conditions
     General Terms and Conditions
     Schedule A:    SERVICES OFFERED
     Schedule B:    INTENTIONALLY OMITTED
     Schedule C:    PERFORMANCE STANDARDS/REMEDIES
     Schedule D:    CONVERSION PLAN
     Schedule E:    FORM OF PARENT GUARANTY
     Schedule F:    CONTINGENCY PLAN
     Schedule G-1:  PAYMENT TERMS
     Schedule G-2:  PRICE LIST
     Schedule H-J:  INTENTIONALLY OMITTED
     Schedule K:    FORM OF CONFIDENTIALITY AGREEMENT
     Schedule L:    PRE-INSTALLATION ENHANCEMENTS

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and represent that their respective signatories are authorized to execute this Agreement as of the Effective Date.

TOTAL SYSTEM SERVICES, INC.                 BANK OF AMERICA NATIONAL TRUST
("Total")                                     AND SAVINGS ASSOCIATION
                                            ("Bank")


By:  /s/ Philip W. Tomlinson                By:
   --------------------------                  ---------------------------------

       PHILIP W. TOMLINSON
   --------------------------                  ---------------------------------
           Print Name                                       Print Name

Title:     President                        Title:
      -----------------------                     ------------------------------

Date:       6-29-94                         Date:
     ------------------------                    -------------------------------

                                            By:
                                               ---------------------------------

                                               ---------------------------------
                                                            Print Name

                                            Title:
                                                  ------------------------------

                                            Date:
                                                 -------------------------------

                          SPECIAL TERMS AND CONDITIONS
                          ----------------------------

                                    RECITALS
                                    --------


     A. The Bank and its Affiliates require certain data processing and related services in connection with their credit card services to merchants.

     B. Total is engaged in the business of providing data processing services to the financial services industry and possesses expertise in such operations.

     C. Total wishes to provide data processing services to the Bank and its Affiliates on the terms and conditions described in this Agreement.

          NOW THEREFORE, in consideration of the mutual promises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and Total agree as follows.


                                   AGREEMENT
                                   ---------


   S-1.  DEFINITIONS
         -----------

          (a) Affiliate - a business entity controlled by, controlling or under
              ---------
common control with a party. Control exists when an entity owns or controls more than 50% of the outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) of another entity, but such entity shall be deemed an Affiliate only so long as such ownership or control exists. The First National Bank of Seattle shall not be considered an Affiliate for purposes of this Agreement.

          (b) Aggregate Processing Fees - fees payable to Total in consideration
              -------------------------
of Services hereunder which do not include any pass through expenses. Pass through expenses are postage and those reimbursable expenses defined in Section S-4(a).

          (c) Expense Reimbursement - The total amount due to the Bank pursuant
              ---------------------
to paragraphs S-6(a) and S-6(b). The "Earned Expense Reimbursement" shall be the amount that bears the same proportion to the Expense Reimbursement as the Aggregate Processing Fees payable to Total through the effective date of termination bears to $8,000,000. "Expiration Expense Reimbursement" shall be the amount that bears the same proportion to the Expense Reimbursement as the Aggregate Processing Fees paid to Total through the Expiration Date bears to $8,000,000.

          (d) Correction - a modification of the Services or a repair,
              ----------
modification or substitution of Software, Equipment or both to resolve an Error and cause the Services to conform to performance levels and technical specifications described in this Agreement and in Total's sales literature, documentation and manuals, as well as the retransmission or other reasonable cure of any such Error.

          (e) Detailed Requirements - the Bank document entitled "TSYS
              ---------------------
Conversion Detailed Requirements," dated March 15, 1994, as it may be amended by the subsequent agreement of the parties.

          (f) Equipment - all tangible items, excluding Software but including
              ---------
computers, peripherals, firmware, cables, interface devices, tools and spare parts, together with associated supplies and documentation, required at the Bank's or any of its Affiliates' facilities to obtain the Services, which equipment is provided by Total and not governed by any other agreement between Total and the Bank or any of its Affiliates.

          (g) Error - an instance of failure of any Service, Software or
              -----
Equipment to conform to performance levels and technical specifications described in this Agreement and in Total's sales literature, documentation and manuals, and any work containing errors resulting therefrom. An Error is a Class 1 Error if it renders continued use of the Services commercially infeasible to the Bank or any of its Affiliates. An Error is a Class 2 Error if it makes continued use of the Services seriously inconvenient and substantially reduces their value to the Bank or any of its Affiliates. All other Errors are Class 3 Errors; in particular, all documentation shortcomings and deviations that do not have the economic consequences defined for Class 1 and Class 2 Errors shall be deemed Class 3 Errors.

          (h) FDR - First Data Resources, Inc., the merchant credit card
              ---
transaction processing services supplier to the Bank on the Effective Date.

          (i) Final Conversion Date - the date on which all of the Bank's
              ---------------------
merchant account records listed in Schedule D have been converted to Total's Services.

          (j) Merchant Transaction - a record of a credit card charge
              --------------------
transaction submitted by any Bank or Affiliate merchant customer which is transmitted to Total from the Bank, any interchange network or third-party processor.

          (k) Operative - in good condition and working order, conforming in all
              ---------
material respects to performance levels and technical specifications described in this Agreement and in Total's sales literature, documentation and manuals, including without limitation those referred to in Schedule A, and the performance criteria and specifications in Schedules A and C.

          (l) Performance Standards - defined in detail in Schedule C.
              ---------------------

          (m) Phase - One of the three major conversion steps defined in
              -----
Schedule D.

          (n) Processing Fees - as defined in Schedule G-2.
              ---------------

          (o) Processing Year - a 12-month period commencing on the Final
              ---------------
Conversion Date and each anniversary thereof.

          (p)  Project Managers -
               ----------------

               (i)  For the Bank:   Sunil Mohan
                                    Arnold Lum
                                    Mary Jo Goss

Escalation Contacts:     James Isett (VP Operations & Technology Management)
                         Le Tran Thi (Vice President)

               (ii) For Total:      Sheri McVay (Client Relations
                                    Representative)
                                    Adam Hale (Client Relations Representative)

Escalation Contacts:     Brenda Belk (Client Relations Manager)
                         Arlene Taff (Associate Director)
                         Henry Harp (Vice President:  Merchant Services)

By written notice given at any time, the parties may appoint other Project Managers and Escalation Contacts.

          (q) Services - all computer programming, data processing, embossing
              --------
and other services, together with associated documentation, offered by Total to the Bank and its Affiliates under this Agreement. At the Effective Date, the Services are those further detailed on Schedule A. The services available from Schedule L: PREINSTALLATION ENHANCEMENTS (as defined in Section S-14(b)) become Services for the purposes hereof as of the respective dates listed on Schedule L or when they are first provided, whichever occurs first. The Legally Required Additional Services (as defined in Section S-14(c)), if any, become Services for the purposes hereof as of the respective dates they are required to be provided under Section S-14(c) or when they are first provided, whichever occurs first. Any other additional service provided pursuant to any of the terms hereof becomes a Service for the purposes hereof when it is first provided.

          (r) Software - all computer programs, together with associated
              --------
supplies, trademarks, forms and documentation supplied to the Bank or any of its Affiliates under this Agreement in connection with the Services.

          (s) Conversion Phase - a conversion of any or all of the Bank's or any
              ----------------
of its Affiliates' merchant account records to the use of the Services, including those Phases described in Schedule D. A Conversion Phase is a process after which the Master File for the converted merchant accounts of the Bank or any Affiliates resides with Total; deposits are posted and interchange items are routed to Total; and total provides the Services selected by the Bank with respect to such accounts. The work necessary to complete a Conversion Phase consists of all tasks necessary to make the Services available with respect to the converted accounts, including, without limitation, travel, testing, documentation, development, processing, reformatting and translating the Bank's data to Total's formats, files, and databases, transferring all reformatted and translated data from the Bank's and its Affiliates' sites to Total's facilities, modifying Total's system to interface with all applications as required for providing the Services, modifying and preparing Total's system for the processing of all of the Bank's and its Affiliates' portfolios as required for providing the Services and reviewing and approving conversion tasks and efforts.

          (t) OTHER DEFINITIONAL PROVISIONS.  The terms defined in this Section
              -----------------------------
S-1 include the plural as well as the singular. Unless otherwise expressly stated, the words "herein," "hereof,'" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision. The words "or" and "including" shall be deemed inclusive of all terms they join or modify and not to exclude or limit. Section, Paragraph and Schedule references refer to Sections and Paragraphs of, and Schedules to, this Agreement.


     S-2. SERVICES OFFERED
          ----------------

          (a) Offer.  Total hereby offers, and the Bank and its Affiliates, each
              -----
at its option, may select from among the Services, at the prices and on the terms and conditions set forth in this Agreement.

          (b) Limited Exclusivity.  While this Agreement remains in force, Total
              -------------------
shall be the exclusive provider of Services for all merchant accounts which are

               (i) owned by the Bank or served by the Bank for any Affiliate of the Bank as of the Effective Date;

               (ii) acquired by the Bank or which the Bank commences servicing for any Affiliate of the Bank after the effective Date.

          (c) The Bank shall use reasonable efforts to cause all Services to be supplied by Total for merchant accounts which are acquired by the Bank or an Affiliate of the Bank through the purchase of another entity or the purchase of a portfolio of accounts after the Effective Date. Such reasonable efforts shall include, but are not limited to:

               (i)  recommending Total as the supplier for such Services; and

               (ii) allowing Total the opportunity to offer to participate in paying any fees and costs that would be incurred in converting such accounts to Total.

The Bank shall act in good faith with respect to the foregoing provisions and shall take no action designed to circumvent the intent that Total is to be the exclusive provider of Services for all merchant accounts owned by the Bank or serviced by the Bank for its Affiliates.


     S-3. CONVERSION PHASES
          -----------------

          (a) Phases.  Total shall implement the Conversion Phases referred to
              ------
in Schedule D: CONVERSION PLAN according to the timetables there set forth. Total agrees that the Pre-Conversion Activities referred to in Schedule L:
PREINSTALLATION ENHANCEMENTS shall be completed before the first Conversion Phase. Except as provided in paragraph S-3(b) below and in Section S-14(d), such Conversion Phases shall be at no charge to the Bank. Conversions of any other merchant account records of the Bank or any of its Affiliates to the use of the Services shall be performed according to a project plan similar to the Detailed Requirements, and the Bank and Total must agree in writing upon such project plan before it can become effective.

          (b) Reimbursement for Total Costs.  Upon Total's implementation of
              -----------------------------
each Conversion Phase described in Schedule D, Bank shall reimburse Total for its reasonable travel costs and other out-of-pocket expenses incurred in connection with each such Conversion Phase within the guidelines set forth in the Bank's "Expense Policies and Procedures Guide"; provided, however, that the Bank shall not be required to reimburse Total in aggregate for any such costs or expenses in excess of $125,000.

          (c) Costs of Conversion.  In addition to any payments required by
              -------------------
paragraph S-3(d) below, if, as a result of the acts or omissions of Total or any Affiliate or subcontractor of Total, the Conversion Phases for all of the Bank's merchant account records do not occur on or prior to August 19, 1994, Total shall pay to the Bank, upon presentation of reasonable supporting documentation, the difference between the fees paid by the Bank and its Affiliates to FDR for merchant card processing services for the period commencing on July 2, 1994 and concluding on the Final Conversion Date, and the fees that the Bank would have paid to Total for such services during such period under the terms of this Agreement if each Phase had converted on the day projected in Schedule D: CONVERSION PLAN.

          (d) Delay in System Availability or Conversion Phases.
              -------------------------------------------------

               (i) If Phase I does not occur on or before the date 14 days after the date on which such conversion is scheduled to occur as set forth in Schedule D, and if such delay results from the acts or omissions of Total or any Affiliate or subcontractor of Total, then (A) Total shall pay to the Bank $4,000 for each day that elapses between such scheduled conversion date and the date on which such conversion is completed, and (B) Schedule D shall be deemed amended so that the dates on which the subsequent Conversion Phases set forth in Schedule D are scheduled to occur shall be moved back to such dates as are agreed to by the Bank and Total, which dates shall provide for intervals of not less than three weeks and not more than five weeks between conversions.

               (ii) If the Phase II Conversion does not occur on or before the date on which such conversion is scheduled to occur as set forth on Schedule D (as Schedule D may be deemed amended pursuant to this paragraph S-3(d)) and such delay results from the acts or omissions of Total or any Affiliate or subcontractor of Total, then (A) Total shall pay to the Bank $8,000 for each day that elapses between such date and the date on which such conversion is completed, and (B) Schedule D shall be deemed amended so that the date on which the subsequent Conversion Phases set forth in Schedule D are scheduled to occur shall be moved back to such dates as are agreed to by the Bank and Total, which dates shall provide for intervals of not less than three weeks and not more than five weeks between conversions.

               (iii) If the Phase III Conversion does not occur on or before the date on which such conversion is scheduled to occur as set forth on Schedule D (as Schedule D may be deemed amended pursuant to this paragraph S-3(d)) and such delay results from the acts or omissions of Total or any Affiliate or subcontractor of Total, then total shall pay to the Bank $12,000 for each day that elapses between such date and the date on which such conversion is completed.

               (iv) Bank may terminate this Agreement pursuant to the terms of the section titled Termination by Bank for
                        -----------------------

     Cause (provided, however, that for the purposes of this subparagraph the
     -----
     term "180 days" therein shall be changed to "30 days"), and such termination shall be for Cause (as such is defined in the section titled Term; Termination), upon the occurrence of any of the following events, if
     -----------------
     such event results from the acts or omissions of Total or any Affiliate or subcontractor of Total:

                    (A) any Conversion Phase is not completed by the date 60 days after the date on which it is scheduled to occur in Schedule D (as Schedule D may be deemed to be amended pursuant to this paragraph S-3(d)); or

                    (B) all Conversion Phases described in Schedule D are not completed by October 31, 1994. The Bank may not terminate for Cause under this subparagraph (d)(iv) if the Bank does not give Total notice of termination prior to the Final Conversion Date.

               (v) Alternatively to the remedies in the preceding subparagraph (d)(iv), the Bank and Total may continue to try to convert, provided that if the Final Conversion Date does not occur before October 31, 1994, the parties shall cease conversion activities until February 1, 1995 or such later time as may be agreeable to both parties. During any such time that conversion activities are inactive, Total shall have no obligation to pay the daily amounts of liquidated damages called for in this paragraph S-3(d) until such conversion activities resume.

               (vi) The payments required to be made by Total pursuant to this paragraph S-3(d) are cumulative and delay in conversion of Phase I shall not justify delay in conversion of Phase II more than five weeks. However, such liquidated damages payments, the termination right granted to the Bank in this paragraph S-3(d), the provisions hereof that govern termination by the Bank for cause, and the remedies provided in the section titled Costs of Conversion, provide the Bank's exclusive remedies for
            -------------------
     delays described in this paragraph S-3(d). The parties agree that these liquidated damages are reasonable in light of the harm that will be caused by such delay and the difficulties of proof of loss and the inconvenience and infeasibility of otherwise obtaining an adequate remedy.

          (e) Testing and Training Systems.  Intentionally Omitted.
              ----------------------------

          (f) Test Plan.  Total shall continue, through the date of the Bank's
              ---------
acceptance of all Preinstallation Enhancements shown on Schedule L, to (i) update the "code document" describing all changes to Total's standard system which Total makes pursuant to this Agreement and (ii) deliver those updates to the Bank. The code document, as so updated, shall serve as the Test Plan. The Bank shall have access to the results of each such test as they become available throughout the conversion process. As each test during the conversion process is completed successfully, the Bank shall acknowledge in writing that the portion of the Conversion Phase tested by such test has been successfully accomplished.

          (g) Acceptance of Enhancements.  Commencing upon the dates Total
              --------------------------
informs the Bank that a Preinstallation Enhancement listed in Schedule L is available in the Services, the Bank may execute during a 15-day period whatever acceptance tests on the Services it may wish, including execution of an Acceptance Test Script and processing the Bank's work commercially in production, to confirm that the Services with the Preinstallation Enhancement are Operative. Services shall be deemed Operative even if Class 3 Errors occur during acceptance testing. The Bank shall notify Total in writing of its acceptance or rejection of the Preinstallation Enhancement. If the Bank discovers during acceptance testing that any Service is not Operative, the Bank shall notify Total in writing of the deficiencies. Total, at its own expense, shall modify, repair, adjust or replace the Services, including the Preinstallation Enhancement, to make them Operative within 15 days from the date of the Bank's deficiency notice. After any modification, repair, adjustment or replacement, the Bank may perform additional acceptance tests for a period not to exceed 15 days from the date Total delivers such modification, repair, adjustment or replacement. If the Bank determines that the Services still are not Operative, the Bank may invoke the procedures of the Section entitled Dispute Resolution, terminate this Agreement pursuant to the Section entitled
------------------
Termination by Bank for Cause or continue the process described in this
-----------------------------
paragraph until the Bank notifies Total of acceptance or of rejection and termination. Total shall not be responsible for damages pursuant to paragraphs S-3(c) or S-3(d) hereof during any period of delay in conversion arising out of the Bank's failure to accept the Services as Operative if (i) it is determined, under the Section entitled Dispute Resolution, that the Services not accepted by
                           ------------------
the Bank were, in fact, Operative at the time the Bank notified Total of deficiencies; or (2) the parties subsequently agree that the Services were, in fact, Operative at that time. If the Bank does not notify Total of acceptance or rejection of a Preinstall ation Enhancement, it shall be deemed accepted after 30 days after the Bank's latest notice of deficiencies, or, if none, the date Total informed the Bank that the Preinstallation Enhancement was available for acceptance testing.

          (h) A Bank notice of deficiencies (other than Class 3 Errors) given pursuant to the preceding paragraph S-3(g) shall constitute sufficient cause for the Bank not to convert any Phase and to invoke the remedies in paragraph S-3(d).

     S-4. PRICES FOR SERVICES; PAYMENT.
          ----------------------------

          (a) Prices.  The Bank shall pay to Total the prices for Services
              ------
received under this Agreement set forth in Schedule G-2: PRICE LIST, which sets forth the prices for the Services listed on Schedule A at the Effective Date, and (except as otherwise provided in Section S-14) no new service, and no modification to an existing Service, for which Total desires to charge a fee shall be provided or charged for unless and until the parties have agreed that such new or modified service will be provided and have agreed on the price at which it will be provided. The Bank shall also reimburse Total for the following expenses incurred in connection with performing Services: VISA and MasterCard charges and assessments, envelopes, printed forms and materials, datalines and other equipment, equipment rental and all other items that are acquired by Total on behalf of, and at the express direction or concurrence of, the Bank, provided, however, that VISA and Master Card charges and assessments shall be passed through at cost (except as otherwise provided in Schedule G-2), and that Total's mark-up for any other such items shall not exceed 20%. In addition, the Bank may purchase any such items directly from third parties and supply such items to Total, subject to a reasonable handling charge by Total, which shall not exceed 20% of the purchase price of any item to which such charge applies.

          (b) No Other Fees.  The Bank and its Affiliates shall pay no fee,
              -------------
charge or other amount other than those determined by the express provisions of this Agreement; provided, however, that (except as otherwise provided in Section S-14) if the Bank desires the functionality of any Service to exceed that which Total provides with respect to such Service on the date on which the Phase I Conversion of the Bank's merchant account records set forth in Schedule D is complete, then Total shall not be obligated to provide the increased functionality for such Service unless and until Total and the Bank have agreed on a fee therefor. If Total, in good faith and inadvertently, fails to state on Schedule G-2 a fee for a Service, form and after the time Total notifies the Bank of such inadvertent omission and provides to the Bank documentation supporting Total's claim that such omission was inadvertent and in good faith, the Bank must either pay Total's standard established price for such Service (or, if Total has no standard established price for such Service, a price no greater for such Service than Total charges any other customer) or elect not to receive such Service; provided, however, that this sentence shall not apply to any such Service for which Total has not notified the Bank of such inadvertent omission within 90 days after the date on which the Bank first uses such Service.

          (c) Minimum Processing Fees.  Total and the Bank agree that for each
              -----------------------
Processing Year, the Bank shall pay to Total minimum Processing Fees of the grater of 50% of the prior Processing Year's Processing Fees or $500,000. If the Processing

Fees paid by the Bank to Total in any such year are less than the required minimum, Total shall notify the Bank of the amount of the shortfall, and the Bank shall pay to total the amount of such shortfall within 60 days after receipt of Total's notice; provided, however, that if the Bank or any of its Affiliates sells or otherwise transfers merchant accounts serviced by Total under this Agreement to a party that has agreed or agrees to continue receiving the Services with respect to such accounts on terms no less favorable to Total than those set forth herein, then Total shall decrease the minimum Processing Fees set forth in this paragraph as follows:

               (i) For each of the three full calendar months preceding the month in which such sale or transfer occurs, the aggregate Processing Fees paid hereunder shall be divided by the number of the Bank's accounts on file with Total during such month.

               (ii) The average of the three amounts determined under the foregoing subparagraph (i) shall be determined and then multiplied by 12.

               (iii) The amount determined in the foregoing subparagraph (ii) shall be multiplied by the number of merchant accounts so sold or transferred.

               (iv) 50 % of the amount determined in the foregoing subparagraph (iii) shall be determined.

               (v) The $500,000 alternative for the minimum Processing Fees shall be reduced by the amount determined in the foregoing subparagraph (iv) for each subsequent full Processing Year.

          (d) Payment Terms.  Bank shall pay the fees owed to Total under this
              -------------
Agreement for the Services according to the procedures set forth in Schedule G-1 ("Payment Terms").

          (e) Taxes.  The Bank shall pay or reimburse Total for sales and use
              -----
taxes, where applicable, and any other governmental charges levied, imposed or assessed on the Services supplied to the Bank or its Affiliates under this Agreement, excluding, however, ordinary personal property taxes assessed against or payable by Total (except for taxes relating to personal property owned by the Bank or any of its Affiliates), taxes based upon Total's net income and Total's corporate franchise taxes. Alternatively to such payment or reimbursement, the Bank may satisfy its obligation in this paragraph by providing Total with an exemption certificate that establishes that no tax is due. Total shall furnish the Bank with invoices showing separately itemized amounts due under this paragraph. If the Bank pays or reimburses Total under this paragraph, Total hereby assigns and transfers to the Bank all of Total's right, title and interest in and to any refund for taxes paid. Any claim for refund of taxes against the assessing authority may be made in the name of the Bank or Total, or both, at the Bank's option. Bank may initiate and manage litigation brought in the name of the Bank or Total, or both, to obtain refunds of amounts paid under this paragraph. Total shall cooperate fully with the Bank in pursuing any refund claims, including any related litigation or administrative procedures.

          (f) Postage.  Total shall purchase all postage required for letters,
              -------
merchant statements and other materials mailed by Total in connection with the Services provided hereunder and pass through those postage charges to the Bank. Total represents that, as of the Effective Date, it is utilizing a three-digit mail sort procedure under which qualified mail receives a postage rate of $.239 per item. Total shall implement any new system or procedure for which the U.S. Postal Service will offer further reductions in per item first class postage rates, and shall do so within 90 days after the later of a request by the Bank or the effective date of such reduction, but only if Total and the Bank agree on the fee to be paid Total for implementing such system or procedure. If the parties are unable to agree on such fee, the issue shall be resolved pursuant to the provisions of Sections G-8 and G-9 hereof. Total shall invoice the Bank for monthly in arrears for postage.

          (g) Programming Services Entitlement.
              --------------------------------

               (i) During the time that this Agreement is in force, Total shall make available services of technicians having the skills and knowledge of Total's software system and the merchant credit card transaction processing business reasonably necessary to carry out programming and systems development assignments involving Total's software system at the Bank's direction in an efficient and effective manner. Total shall invoice the Bank for the time of such technicians at the hourly rate for Programming Fees established in Schedule G-2: PRICE LIST. In consideration of this Agreement, Total shall not bill the Bank for the first 1,500 hours devoted by such technicians to the Bank's assignments.

               (ii) Total acknowledges that the programming and systems development time required for the Schedule L: PREINSTALLATI0N ENHANCEMENTS is not to be charged to the Bank's 1500-hour entitlement under this paragraph. If the Bank requests programming or systems development, or both, Total will deliver to the Bank a written proposal for the hours required, and shall commence work only upon receipt of the Bank's written acceptance of the proposal. The Bank may specify if any such hours shall be charged against the outstanding balance of the 1500-hour entitlement or shall be invoiced in arrears at the Rates set forth in G-2.

     S-5. ADDITIONAL BANK OBLIGATIONS
          ---------------------------

          (a) Provision of Data.  Insofar as the performance of the Services
              -----------------
under this Agreement by Total requires data, documents, information or materials of any nature to be furnished, in whole or in part, by the Bank or its Affiliates or the employees, agents or other representatives thereof ("Bank Personnel,") or which requires other services to be performed by the Bank or its Affiliates or Bank Personnel, the Bank hereby agrees to furnish, or cause Bank Personnel to furnish, all such data, documents, information and materials and to perform all such services within such time or times and in such form or manner as is necessary in order to enable Total to perform the Services hereunder in a timely manner.

          (b) Clearing Account; Settlement procedures.  The Bank shall, during
              ---------------------------------------
the term of this Agreement, maintain a correspondent demand deposit account ("Clearing Account") with Columbus Bank and Trust Company, Columbus, Georgia, and maintain at least $25,000 collected balances in such account commencing on the date of the Phase I Conversion described in Schedule D. Total shall settle with the card associations, and the Bank shall fund such settlement on the same day Total settles, and before Total settles, but the Bank shall not be required to fund settlement earlier than the Bank's receipt of the settlement report reflecting the settlement amount. Balances in the clearing account shall be used exclusively for amounts due the card associations for settlement. Bank shall not be required to set up an additional demand deposit account for chargeback settlement.


     S-6. EXPENSE REIMBURSEMENT
          ---------------------

          (a) Initially.  Total shall pay to the Bank by wire transfer of
              ---------
immediately available funds $1,000,000 on the Effective Date.

          (b) Conversion Cost Reimbursement.  Total shall pay the Bank $450,000
              -----------------------------
by wire transfer of immediately available funds on the Final Conversion Date as reimbursement of conversion expense incurred by the Bank's Merchant Services Division ("BA-Merchant.")

          (c)  Repayment of Reimbursements.
               ---------------------------

               (i)  Without Cause.  If the Bank terminates this Agreement
                    -------------
          pursuant to the section titled Termination by Bank Without Cause, the
                                         ---------------------------------
          Bank shall pay to Total, prior to the release of any deconversion tapes, an amount ("Expense Reimbursement Refund") determined as the Expense Reimbursement minus the Earned Expense Reimbursement, as defined in paragraph S-1(c).

               (ii)  For Cause, Merger, and Certain Portfolio Sales.  If the
                     ----------------------------------------------
          Bank terminates this Agreement pursuant to the section titled

          Termination by Bank for Cause or the section titled Merger,
          -----------------------------                       -------
          Consolidation and Sale of Assets, or if all of the merchant accounts
          --------------------------------
          are transferred otherwise than as contemplated by the first sentence of the section titled Sale of All Portfolios, the Bank shall pay to
                                ----------------------
          Total, prior to the release of any deconversion tapes, the amount equal to the Expense Reimbursement Refund as calculated in the previous subparagraph, except that the amount of Expense Reimbursement shall be deemed to be $942,500.

               (iii)  Expiration.  If this Agreement expires on the Expiration
                      ----------
          Date, the Bank shall pay to Total, prior to the release of any deconversion tapes, the amount by which the Expense Reimbursement exceeds the Expiration Expense Reimbursement.


     S-7. PERFORMANCE STANDARDS AND CERTAIN REMEDIES
          ------------------------------------------

          (a) Performance Standards and Certain Remedies.  While this Agreement
              ------------------------------------------
is in force, total shall fulfill the performance standards set forth in Schedule
C: PERFORMANCE STANDARDS/REMEDIES ("Performance Standards"), and, subject to the section titled Coordination of Remedies, shall be liable to the Bank for
               ------------------------
liquidated damages as an exclusive remedy in the circumstances and for the amounts expressly set forth in Schedule C; provided, however, that Total shall be liable to the Bank for actual damages in accordance with paragraph S-8(a), below, in the circumstances for which liquidated damages are not expressly provided in Schedule C. The parties acknowledge that they may not have fully completed Schedule C on the Effective Date. In such case, the parties shall negotiate in good faith to amend the attached Schedule C. Any dispute arising from these negotiations shall be resolved in accordance with Section G-8, but if Management cannot resolve the dispute, the disputed issue shall be omitted from Schedule C and only the issues upon which the parties agree shall be incorporated in any such amendment.

          (b) Compliance Documentation.  Total shall furnish the Bank on a
              ------------------------
weekly basis with documentation containing data sufficient to enable the Bank to determine whether Total has met each of the Performance Standards for each day.

          (c) Modification of Performance Standards.  The Performance Standards
              -------------------------------------
are based on current processing constraints at the Bank and its Affiliates. The Bank may review the Performance Standards from time to time, and the parties shall negotiate in good faith revised Performance Standards based on mutually agreed upon terms between the Bank and Total. Disputes over whether there should be any revision to the Performance Standards shall be subject to the procedures in Section G-8. If the procedures in Section G-8 do not resolve any such dispute, such dispute shall remain unresolved, and shall not be subject to arbitration, litigation, or any other dispute resolution mechanism.


     S-8.  INDEMNIFICATION: LIMITATIONS OF LIABILITY:
           ------------------------------------------
           OTHER REMEDIES
           --------------

          (a) Indemnification by Total.  Subject to the further terms and
              ------------------------
conditions hereof, including the section titled Coordination of Remedies, Total
                                                ------------------------
shall indemnify, defend and hold harmless the Bank and its Affiliates from and against any and all claims, demands, damages, costs, liabilities and losses (including litigation expenses and reasonably attorneys' fees and allocated costs for in-house legal services) which they or any of them may incur, suffer or be required to pay in connection with a breach by Total of any of its obligations under this Agreement, or a malfunction of, or failure of Total to provide properly, the Services or a breach of any of Total's representations and warranties in this Agreement, without regard to the negligence or fault of Total. Total shall be released from its obligations under this paragraph to the extent such claims, demands, damages, costs, liabilities and losses result from the negligent or intentional acts or omissions of the Bank, its Affiliates or any of their agents, contractors or employees.

          (b) Costs of Performance Failure.  Without limiting the generality of
              ----------------------------
the preceding paragraphs and notwithstanding any limitations or exclusions elsewhere provided in this agreement, if a failure of the Services occurs in connection with a breach by Total of any of its obligations under this Agreement, or a malfunction of, or failure of Total to provide property, the Services, without regard to the negligence or fault of Total, which results in delay of credit of transaction amounts to the settlement account of the Bank, Total shall

          (i) pay or reimburse the Bank for the cost of funds determined by applying the Federal Funds Rate reported by the Wall Street Journal to the
                                                     -------------------
     transaction amounts so delayed on each day that such delayed credits exist; and

          (ii) reimburse the Bank for any transaction losses (inability to collect from issuer) due to late presentment, association fees and Bank expenses incurred as a result of the delay.

The parties agree that the liquidated damages referred to in subparagraph S-8(b)(i) are reasonable in light of the harm that will be caused by such delay and the difficulties of proof of loss and the inconvenience and infeasibility of otherwise obtaining an adequate remedy.

          (c) Exclusions.  Total shall not be liable (under the indemnification
              ----------
provisions of this Agreement or under the liquidated or actual damages provisions of this Agreement or Schedule C to this Agreement or otherwise) with respect to any loss, liability, cost, damage or expense caused by a breach by Total of any of its obligations under this Agreement, or a malfunction of or failure of Total to provide properly the Services, or a breach of any of Total's representations and warranties contained herein that was not reported by the Bank to Total within 120 days after such event or circumstance is known or reasonably should have been known by the Bank.

          (d) Limitation.  In no event shall Total be liable (under the
              ----------
indemnification provisions of this Agreement, under the liquidated or actual damages provisions of this Agreement, including of Schedule C, or otherwise) with respect to any loss, liability, cost, damage or expense resulting from a claim by the Bank or by third parties in connection with the data, computations, and Services provided or performed by Total hereunder, to the extent such data, computations or Services from which such claim results were provided or performed in accordance with

               (i) the Bank's written requirements or instructions in such regard, including, but not limited to, the Bank's memoranda, data entry instructions or computer field instructions, or

               (ii) the Bank's written concurrence that such data, computations, and Services provided or performed or to be provided or performed comply with the Bank's previously communicated requirements or instructions in such regard.

In no event shall Total be liable (under the indemnification provisions of this Agreement, under the liquidated or actual damages provisions of Schedule C to this Agreement, or otherwise) for punitive damages unless the Bank has been determined to be liable to a third party not an Affiliate of the Bank for any act or omission for which Total is otherwise obligated to indemnify the Bank hereunder and which results in punitive damages payable by the Bank or any of its Affiliates to such third party. The liability of Total under the indemnification provisions of this paragraph shall be limited in the aggregate for each Processing Year to an amount equal to the fees paid by the Bank with respect to the immediately preceding Processing Year (or, in the case of the first Processing Year, to an amount equal to two times the fees paid from the Effective Date to the Final Conversion Date).

          (e) Indemnification by Bank.  Subject to the further terms and
              -----------------------
conditions hereof, the Bank shall indemnify, defend and hold harmless Total from and against any and all claims, demands, damages, costs, liabilities and losses (including litigation expenses and reasonable attorneys fees and allocated costs for in-house legal services) which Total may incur, suffer or be required to pay in connection with

               (i) the breach by the Bank of any of its obligations under this Agreement, or a breach of any of its representations and warranties contained herein;

               (ii) any information provided to Total by the Bank, or by officers, employees, agents, or Affiliates of the Bank, or arising out of the use of such information as required for the provision of Services, when such information is furnished by Total without alteration (except as required for the performance of the Services, and pursuant to the Bank's authorization) to merchants affiliated with the Bank, to other third persons at the Bank's request, or to officers, employees, agents and Affiliates of the Bank.

The Bank shall be released from its obligations under this paragraph to the extent that such claims, demands, damages, costs, liabilities and losses result from the negligent or intentional acts or omissions of Total or any of its agents, contractors or employees. In no event shall the Bank be liable (under the indemnification provisions of this Agreement or otherwise) with respect to any loss, liability, cost, damage or expense caused by a breach by the Bank of any of its obligations under this Agreement or a breach of any of the Bank's representations and warranties contained herein that was not reported by Total to the Bank within 90 days after such failure to perform is known or reasonably should be known by Total. In no event shall the Bank be liable (under the indemnification provisions of this Agreement or otherwise) for punitive damages unless total has been determined to be liable to a third party not an Affiliate of Total for any act or omission for which the Bank is otherwise obligated to indemnify Total hereunder and which results in punitive damages payable by total to such third party.

          (f) Obligation to Reprocess.  Total shall reenter and reprocess, at
              -----------------------
its expense, any work containing Errors. The parties recognize that some Errors may have negligible impact and that, with respect to such Errors, Total shall not be required to reenter or reprocess if the Bank and its Affiliates have the capacity to perform such reentering and reprocessing and in the Bank's reasonable judgment it is reasonable for the Bank or its Affiliates to perform such functions.

          (g) Transmission.  Provided that Total complies with instructions as
              ------------
to method of transmission given by the Bank, Total shall not be liable with respect to any loss, liability, cost, damage or expense arising from any loss, theft or other disappearance of or damage to any materials that occurs after the U.S. Postal Service, any foreign postal services or any courier services receives such materials from Total. The Bank shall bear the risk of loss of items, records, data and materials during transit from the Bank or any of its Affiliates to Total's location.

          (h) Injunctive Relief.  Total acknowledges that the Bank believes that
              -----------------
a breach of its obligations hereunder that materially and adversely affects the performance of the Services provided to the Bank and its Affiliates could cause irreparable damage to the Bank and its Affiliates, making any remedy at law inadequate. Accordingly, if so ordered in a proceeding contem plated by Section G-9(b) hereof, the Bank and its Affiliates shall be entitled to any and all injunctive relief against Total in enforcing Total's obligations under this Agreement (including, without limitation, relief in the nature of a temporary restraining order) in addition to any other relief permitted by a court of competent jurisdiction.

          (i) Reliance on Information Provided.  Total shall be entitled to rely
              --------------------------------
upon and use any and all information, data and instructions at any time submitted to Total by the Bank, its Affiliates or by the interchange associations or third-party processors, and any and all information and data at any time submitted by merchants, and having to do with the Bank or its Affiliates or any of their accounts, and Total shall have no responsibility or liability for the accuracy or inaccuracy thereof, for the wording of text authored or submitted by the Bank to Total, for the wording or text appearing on any forms, plates or other materials furnished by the Bank to Total, or for whether or not such information, data, instruction, wording or text complies with applicable laws and regulations.

          (j) Reliance on Systems Tested by Bank.  With respect to additions or
              ----------------------------------
modifications to the Services requested by the Bank, both Total and the Bank must each approve, prior to the use thereof in production, all software routines, related systems, and procedures ("Systems") that will be used in connection with Total's provision of the Services. Subject to the Bank's review, Total shall be responsible for developing and reviewing all test plans, scripts, and results for such Systems for accuracy, correctness, completeness, and comprehensiveness. Total shall be entitled to reply upon and use any function, or portion of a function, within such systems to the extent that it has been fully and successfully tested, and Total has received written notification from the Bank of the Bank's approval of such Systems' functionality as tested. Total shall not be entitled to rely upon or use any function, or portion of a function, within such Systems that has not been fully and successfully tested.

          (k) Force Majeure.  No failure, delay or default in performance of any
              -------------
obligation of a party to this Agreement shall constitute an event of default or a breach of this Agreement, or, except as otherwise provided in the section titled Cause, give rise to any remedy hereunder, to the extent that such failure
       -----
to perform, delay or default arises out of a cause, existing or future, that is beyond the reasonable control and without negligence of the party otherwise chargeable with failure, delay or default, including, but not limited to: action or inaction of governmental, civil or military authority; flood; fire; war; riot; earthquake; natural disaster; act, negligence or default of the other party. The affected party shall take reasonable action to minimize the consequences of any such cause. Either party desiring to rely upon any of the foregoing as an excuse for failure, default or delay in performance shall, when the cause arises, give to the other party prompt notice in writing of the facts which constitute such cause (such notices given by Total shall conform to the requirements of the Contingency Plan), and, when the cause ceases to exist, give notice thereof to the other party within 24 hours. This paragraph shall in no way limit the right of either party to this Agreement to make any claim against third parties for any damages suffered due to said causes.


     S-9. TERM; TERMINATION
          -----------------

          (a) Term.  This Agreement shall commence on the Effective Date and
              ----
expire on the seventh anniversary of the Final Conversion Date ("Expiration Date"), unless previously terminated pursuant hereto.

          (b) Termination by Bank Without Cause.  At any time on or after the
              ---------------------------------
third anniversary of the Final Conversion Date, the Bank may notify Total of its intention to terminate this Agree ment without cause; provided, however, that in such event the Bank shall pay to Total an early termination fee determined as 20 % of the amount determined by multiplying the average Aggregate Processing Fees due to Total during the three whole months preceding the month in which such termination occurs by the number of whole months remaining in the term of this Agreement. The notice of termination under this paragraph shall set forth a date, which shall not be earlier than 180, nor later than 365, days after the date of such notice, as of which the deconversion of the accounts with respect to which Total provides Services shall be completed; provided, however, that such date set forth in such notice shall not be prior to the fourth anniversary of the Final Conversion Date. Unless otherwise agreed by the parties, if such deconversion is not completed (as a result of actions or omissions of persons other than Total or its Affiliates or subcontractors), within 30 days after such designated deconversion date, the price for each lie item on Schedule G-2 shall increase by 10%, effective on such designated deconversion date. The Minimum Processing Fees hereunder shall cease to apply as of the actual date of deconversion, and the Bank shall have no further obligation under paragraph S-4(c).

          (c) Termination by Bank for Cause.  If the Bank has Cause for
              -----------------------------
termination of this Agreement, it may terminate this Agreement by written notice to Total, which notice must be given no later than 150 days after the Bank knows or concludes it has Cause for termination and which notice shall specify in reasonable detail the basis for the Bank's termination for Cause, and shall st forth a date, which shall be not earlier than 180 nor later than 365 days after the date of such notice, as of which the deconversion of the accounts with respect to which Total provides Services shall be completed. If Total does not notify the Bank within 10 days after receiving the Bank's notice that Total does not agree that the Bank has Cause for termination of this Agreement, the existence of such Cause shall be deemed to be established for all purposes hereof. If Total does so notify the Bank within such period, the dispute as to whether the Bank has Cause for termination of this Agreement shall be resolved pursuant to the provisions of Sections G-8 and G-9 hereof; provided, however, that if such resolution determines that Cause exists the deconversion date stated in the Bank's notice shall be the deconversion date. Unless otherwise agreed by the parties, if such deconversion is not completed (as a result of actions or omissions of persons other than Total or its Affiliates or subcontractors) within 30 days after such designated deconversion date, the price for each line item on Schedule G-2 shall increase by 10%, effective on such designated deconversion date. This Agreement shall terminate when the deconversion is complete. Upon termination by the Bank pursuant to this paragraph, (i) the Bank shall have no obligation to Total with respect to the early termination fees set forth in the preceding paragraph, and
(ii) Total shall reimburse the Bank for $350,000 of the reasonable costs and expenses incurred by the Bank and its Affiliates in connection with the conversion of their accounts to a new service provider (and Total shall have no further obligation whatsoever hereunder, including without limitation any obligation under the indemnification provisions hereof, with respect to such conversion costs).

          (d) Suspension of Minimum Processing Fees.  Upon the Bank's provision
              -------------------------------------
of a notice of termination for Cause, unless and until such notice is determined to be invalid pursuant to the procedures contained in the paragraphs titled

Dispute Resolution and Arbitration, the provisions of the paragraphs entitled
------------------     -----------
Limited Exclusivity and Minimum Processing Fees shall be suspended and be of no
-------------------     -----------------------
force or effect. If such notice is so determined to be invalid, the provisions of the paragraph entitled Minimum Processing Fees shall be reinstated as of the
                          -----------------------
date of such notice, and the provisions of the paragraph entitled Limited
                                                                  -------
Exclusivity shall be reinstated as of the date of such determination; provided,
-----------
however, that the Bank shall pay to Total the amount of net revenue (which means revenue lost, less direct costs actually saved, and not reduced by revenue from any other source), if any, that Total would have received under this Agreement but for the Bank's invalid termination under this paragraph; and provided further, that any merchant accounts deconverted from the Services after the date of such termination notice and prior to the date of such determination shall be reconverted to the Services at the Bank's expense within a reasonable period from the time of such determination.

          (e) Termination by Total for Cause.  If Total has Cause for
              ------------------------------
termination of this Agreement, it may terminate this Agreement by written notice to the Bank, which notice shall specify in reasonable detail the basis for Total's termination for Cause, and shall set forth a date, which shall be not earlier than 180, nor later than 365, days after the date of such notice, as of which date the deconversion of the accounts with respect to which Total provides Services shall be completed. If the Bank does not notify Total within 10 days after the Bank's receipt of Total's notice that the Bank does not agree that Total has Cause for termination of this Agreement, the existence of such Cause shall be deemed to be established for all purposes hereof. If the Bank does so notify Total within such period, the dispute as to whether Total has Cause for termination of this Agreement shall be resolved pursuant to the provisions of Sections G-8 and G-9 hereof; provided, however, that if such resolution determines that Cause exists the deconversion date stated in Total's notice shall be the deconversion date. Unless otherwise agreed by the parties, if such deconversion is not completed (as a result of actions or omissions of persons other than Total or its Affiliates or subcontractors) within 30 days after such designated deconversion date, the price for each line item on Schedule G-2 shall increase by 10%, effective on such designated deconversion date. This Agreement shall terminate when the deconversion is complete. Upon the provision of a notice of termination under this paragraph, unless and until such notice is determined to be invalid pursuant to the procedures contained in the paragraphs titled Dispute Resolution and Arbitration, the provisions of the paragraphs
       ------------------     -----------
entitled Limited Exclusivity and Minimum Processing Fees shall terminate and be
         -------------------     -----------------------
of no further force or effect.

          (f) Cause.  For the purposes of this Agreement, but subject to the
              -----
further provisions hereof, including without limitation the section titled

Coordination of Remedies, a party shall be deemed to have the ability to
------------------------
terminate for "Cause" if the other party fails to observe, keep or perform any term or condition of this Agreement, which failure substantially impairs the value of this Agreement to the other party (including but not limited to failures explicitly stated elsewhere in this Agreement to constitute "Cause"), or if a voluntary or involuntary petition is commenced by or against the other party under Title 11 of the United States Code or the other party becomes insolvent, or if any substantial part of the other party's property is subject to any levy, seizure, assignment, application or sale for or by any creditor or governmental agency. In addition, "Cause" shall be deemed to have occurred

               (i) in the circumstances expressly so described in Schedule C:
     PERFORMANCE STANDARDS/REMEDIES; and

               (ii) if, as a result of events described in the paragraph titled

     Force Majeure (other than the act, negligence or default of the Bank), one
     -------------
     or more Class 1 or Class 2 Errors exists for longer than 30 days.

The party charged with an action or failure constituting Cause may follow the procedures of the Sections titled Dispute Resolution and Arbitration, and, in
                                  ------- ----------     -----------
that case, termination shall not be effective during the pendency of such procedures.

          (g) Sale of All Accounts.  If all of the merchant accounts owned by
              --------------------
the Bank and all accounts serviced by the Bank for any of its Affiliates are transferred to an institution other than the Bank or any of its Affiliates, and such institution agrees with Total to receive the Services from Total with respect to such portfolios until the Expiration Date on terms substantially equivalent to those of this Agreement (except that such terms may not include the payment of any expense reimbursement as called for in this Agreement or other terms having a financial effect equivalent to expense reimbursement), then the Bank shall be relieved of its obligations to Total under this Agreement, including but not limited to the obligations continued in the sections titled

Minimum Processing Fees, Repayment of Expense Reimbursement and Termination by
-----------------------  ----------------------------------     --------------
Bank Without Cause; provided, however, that if at the time of such transfer
------------------
Total is providing Services other than for the transferred portfolios, Total shall have no obligation to continue to provide such Services unless Total and the Bank reach a new agreement on the terms, including price, for the provision thereof. Total shall not refuse to enter into an agreement with any such transferee institution on terms substantially equivalent to those of this Agreement (so long as such terms do not include the payment of any expense reimbursement as called for in this Agreement, or other terms having a financial effect equivalent to expense reimbursement).


     S-10. MODIFICATIONS
           -------------

          (a) Total Modifications.  If Total desires to make additions or
              -------------------
modifications to any of the Services or any Software or Equipment that is likely to affect negatively or eliminate any of the Services, or affect negatively or eliminate the Bank's or any of its Affiliates' ability to operate its merchant services business in the manner and with the efficiencies with which it operates in the absence of such addition or modification, Total shall provide 60 days prior written notice to the Bank stating the nature of the change in the Services. If such changes will materially and adversely affect the Bank's or any of its Affiliates' operation, the Bank may notify Total within 30 days of the Bank's receipt of notice from Total that such additions or modifications are not acceptable to the Bank, in which case either Total shall not effect such additions or modifications, or, if Total elects to effect such addition or modification, then, at the Bank's option, either

               (i) Total shall compensate the Bank for any and all claims, demands, damages, costs, liabilities, and losses (including litigation expenses and reasonable attorneys' fees and allocated costs of in-house legal services) which Bank or any of its Affiliates may incur, suffer, or be required to pay as a result of such additions or modifications, or

               (ii) the Bank may terminate this Agreement, such termination to be deemed to constitute termination for Cause under the section titled

     Term; Termination.
     -----------------

The provisions of this section shall not apply to any such addition or modification that the Bank and its Affiliates have the option to decline to receive as part of the Services, Software or Equipment, as applicable, and which if so declined will have no adverse effect on the Services or on the Bank's or any of its Affiliates' ability to operate its or their merchant services business in the manner and with the efficiencies with which it operates in the absence of such addition or modification.

          (b) Joint Development.  If Total and the Bank agree to make additions
              -----------------
or modifications to the Services at the Bank's request,then an agreement shall be negotiated on a case-by-case basis, that shall include, without limitation, at least the following matters: (i) completeness of documentation required,
(ii) rights and title to the resulting software, (iii) the granting of licenses for use of such software, and (iv) the allocation of costs relating to such additions or modifications. Such additions and modifications shall be performed in accordance with Total's "Total Management Methodology: Policies and Processes."


     S-11.  ON-SITE WORK SPACE
            ------------------

          Total shall provide reasonable office space acceptable to the Bank at Total's primary processing facility to employees of the Bank or of any of its Affiliates, which shall include without limitation adequate furniture, document reproduction facilities and computer, telecommunications (including electronic mail) and telecopier equipment. Such employee shall be subject to the regulations of Total applicable to Total's own employees.


     S-12.  DEDICATED SERVICE STAFF
            -----------------------

          Total shall provide sufficient personnel to ensure that the Bank and its Affiliates receive reasonably satisfactory support with respect to the Services. Commencing at the Effective Date, Total shall assign two dedicated Client Relations personnel and a Client Relations Manager to the Bank. Total shall have no obligation to assign a dedicated Client Relations Manager after December 31, 1994, and may reduce or eliminate all other dedicated staff on at least 30 days written notice at any time thereafter unless the Bank raises reasonable objections to such reduction in writing. For purposes of the preceding sentence, "reasonable objections" shall be objections to the reduction based upon specific support requirements arising from Errors, inefficiencies, undocumented features and similar shortcomings of the Services related to their usage by the Bank and its Affiliates or to implementation of new releases of the Services or other system conversions. Total shall define and review with the Bank the duties and performance of such managers and staff each quarter in an effort to ensure that the Bank and its Affiliates continue to receive reasonable support with respect to the Services while this Agreement is in force.


     S-13.  SUPPORT SERVICES PROVIDED BY TOTAL
            ----------------------------------

            (a)  Questions and Requests for Assistance.  Total shall provide to
                 -------------------------------------
the Bank, and keep current on a monthly basis, a list of persons and telephone and pager numbers ("Calling List") for the Bank and its Affiliates to contact, 24 hours per day, seven days per week, to ask questions concerning the Bank's and its Affiliates' use of the Services or to request assistance in solving problems encountered in the Bank's and its Affiliates' use of the Services.
Such Calling List shall include: (1) the first person to contact in the event of such question or problem, and (2) the persons in successively more responsible or qualified positions to respond to the question or request for assistance, up to and including the Chief Executive Officer of Total.

            (b)  Calls to Total.  If the Bank desires assistance or detects any
                 --------------
Error in the Services, the Bank shall contact Total's designated telephone number. Total shall make reasonable efforts to respond to the Bank's initial telephone call within one hour after the Bank's first call for answers or assistance. If Total fails to respond within one hour after contact by the Bank at the designated telephone number, or if the Bank is unable, after three or more calls within a 15-minute period, to reach the designated number, or if the designated person is not available when the Bank makes contact with Total, then the Bank shall attempt to contact the next more responsible or qualified person on the Calling List until contact is made and a designated person responds to the call.

            (c)  Response.  After the Bank has made contact with a designated
                 --------
person and transmitted a question or a request for assistance to Total, Total shall within 24 hours provide the answer or identify the actions it is taking or will take to provide a workaround or Correction as set forth in paragraph S-13(d) below.

          (d)  Support and Response Time/Diagnostic Information.  After the
               ------------------------------------------------
Bank notifies Total of a suspected Error, the Bank shall consult with Total to determine the severity of the Error, and Total shall make all reasonable attempts to provide an immediate workaround, and a Correction to the Error at the earliest reasonable time. The Bank shall submit to Total any and all data or output that Total may reasonably request in order to reproduce operating conditions similar to those present when the Bank detected the Error. The Bank shall also notify Total in writing whether the Error is a Class 1 or Class 2 Error.

               (i) For Class 1 Errors, if a workaround satisfactory in the Bank's reasonable judgment is not available within one hour, or if a Correction has not been implemented within six hours after initial notification, Total shall take all steps, without regard to cost, to provide a workaround satisfactory in the Bank's reasonable judgment, or to implement a Correction. These steps shall include, but are not limited to, assigning fully-qualified technicians to work without interruption (i.e., 24 hours per day), at no additional cost to the Bank, until Total implements a Correction.

               (ii) For Class 2 Errors, if a workaround satisfactory in the Bank's reasonable judgment is not available within three hours, or if a Correction has not been implemented within 24 hours after initial notification, Total shall take all steps without regard to cost, to provide a workaround satisfactory in the Bank's reasonable judgment, or to implement a Correction. These steps shall include assigning fully-qualified technicians to work without interruption (i.e., 24 hours per day), at no additional cost to the Bank, until Total implements a Correction.

               (iii) For Class 3 Errors, excluding documentation errors, if a workaround satisfactory in the Bank's reasonable judgment is not available within four business days, or if a Correction has not been implemented within four business days after initial notification, Total shall take all steps identified by the Bank and reasonable to provide a workaround or to implement a Correction. These steps shall include assigning fully-qualified technicians to work, at no additional cost to the Bank, until Total implements a Correction.

               (iv) For documentation Errors, Total shall provide fully corrected and updated documentation at the time of Total's next scheduled release of such documentation.

          (e) System Outages.  Total shall notify the Bank of any on-line system
              --------------
outage, on-line limitation, on-line failure or on-line discrepancy within 15 minutes of the time that Total has knowledge of the occurrence thereof, which notification shall include a prognosis for restoration of the affected Services that complies with the requirements of the preceding paragraph.

          (f) Scheduled Maintenance.  Total shall provide the Bank prior written
              ---------------------
notice of any scheduled maintenance that is likely to affect Total's provision of any of the Services on the date on which Total determines when such maintenance shall be performed, but in no case later than 14 days prior to the date on which such maintenance shall occur, and shall schedule such maintenance so as to minimize the impact of any related outage on the Services.


     S-14. PROGRAMMING SERVICES
           --------------------

          (a) Programming Requests.  This paragraph S-14, subparagraph (a)
              --------------------
governs requests for modifications and additions to the Services or the software used to provide the Services other than those requests expressly governed by subparagraphs (b), (c) and (d) below. The Bank may request that Total modify and add to the Services or the software used to provide the Services to Bank. Total and the Bank shall negotiate in good faith (as contemplated by paragraph S-10(b), but subject to the further provisions of this paragraph S-14) on all matters relevant to each modification and addition, and Total shall not decline to undertake any modification or addition that is reason able in light of the characteristics of Total's software system; provided, however, that the parties shall agree to a reasonable price to be charged for any such new or modified Service; provided further, that if the parties are unable to so agree within 30 days of the Bank's request for the modification or addition, the issue shall be resolved pursuant to the provisions of Section G-8 hereof; and provided further, that if the procedures in Section G-8 do not resolve any such dispute, such dispute shall remain unresolved, and shall not be subject to arbitration, litigation, or any other dispute resolution mechanism.

          (b) Preinstallation Enhancements.  Bank hereby requests that Total add
              ----------------------------
to the Services those services listed on Schedule L hereto (the "Schedule L Preinstallation Enhancements"). Total agrees to develop and provide the Schedule L Pre-Installation Enhancements by the applicable dates indicated on Schedule L. No fee or other charge will be charged to the Bank (except as otherwise agreed upon by the Bank and Total or expressly provided on Schedule G-2) either for the development of, or for the functionality provided by, any Schedule L Preinstallation Enhancement.

          (c)  Legally-Required Additional Services.  The parties acknowledge
               ------------------------------------
that, at the Effective Date, they have developed a project plan for the Conversion Phases listed on Schedule D ("Conversion Plan"). The Conversion Plan states a date as the milestone for the last Conversion Phase listed on Schedule
D. Between the Effective Date and such date, the Bank will determine, in good faith and reasonably, whether there is functionality legally required to be available immediately prior to the Effective Date with respect to accounts to be converted and that is not provided either by the Services listed on Schedule A at the Effective Date or by the Schedule L Pre-Installation Enhancements (with such functionality being referred to herein as "Legally Required Additional Services"). Total shall develop and provide, at no cost to the Bank, the Legally Required Additional Services no later than the respective dates for the Conversion Phases for which they are legally required.

          (d)  Pre-Effective Date Functionality.  Between the Effective Date and
               --------------------------------
Phase I Conversion Target Date, the Bank will determine, in good faith and reasonably, whether there is functionality provided to the Bank immediately prior to the Effective Date with respect to accounts to be converted that is not provided either by the Services listed on Schedule A at the Effective Date, by the Schedule L Preinstallation Enhancements or by the Legally Required Additional Services. If the parties both agree that there is such functionality, and that the failure of Total to provide it would materially impact the Bank's revenue, Bank's regulatory compliance, or the Bank's productivity, or would materially affect services received by merchants, then such functionality shall become a Schedule L Preinstallation Enhancement for the purposes hereof, and the parties shall negotiate in good faith to establish the scheduled completion date for the development of such functionality. Such negotiations shall take into account, without limitation, the complexity of the detailed requirements of such functionality, which the parties acknowledge cannot be known at the Effective Date, and if development schedules and conversion schedules conflict the Bank and Total will negotiate to reach agreement upon an approach that does not contain the conflict. Notwithstanding any contrary provision in paragraph S-14(b) above, however, if functionality referred to in this subparagraph S-14(d) has characteristics (such as, by way of example only, additional online storage requirements or significant data transmission requirements) that customarily result in a separate fee being charged by Total, Total shall not be required to develop such functionality unless the parties agree on a reasonable fee therefor. Disputes under this paragraph shall be resolved pursuant to the provisions of Sections G-8 and G-9.

          (e) Time Limit.  The Bank's ability to identify functionalities that
              ----------
will be subject to the analysis described in paragraphs S-14(c) and (d) above shall terminate at the Final Conversion Date, and thereafter requests for modifications and additions to the Services shall be governed by paragraph S-14(a) above.

          (f) Programming Entitlement.  Total shall provide to the Bank and its
              -----------------------
Affiliates the first 1,500 hours of such programming services at no charge ("Free Hours"). Except as otherwise provided in this Agreement, programming services in excess of the Free Hours shall be provided at rates set forth in Schedule G-2. Such programming services shall be performed by Total at the written request of the Bank's Project Manager at times reasonably specified by the Bank. The quality of programming services provided during the Free Hours shall meet all standards applicable to programming services contained herein. The Bank's right to receive such free programming services shall terminate, and Total shall have no obligation to the Bank in connection therewith, upon expiration or termination of this Agreement. Conversion support otherwise required by this Agreement to be provided by Total to the Bank and its Affiliates shall not be applied against the Free Hours unless specifically so requested by the Bank. Total shall provide to the Bank a monthly report indicating all programming services that have been applied against the Free Hours for such month, and in aggregate up to the date of such report.


     S-15.    DECONVERSION
              ------------

              If, for any reason whatsoever, either party terminates this Agreement, Total shall support the Bank and its Affiliates in making an orderly transition to a successor service provider, which may include operations internal to the Bank, for all or any part of the Services. Total shall provide such support in a timely and professional fashion. Except as otherwise provided in the section titled Termination by Bank for Cause, the Bank shall
                               -----------------------------
compensate Total for such support according to Total's then published standard fees for such services; provided, however, that such fees shall not exceed $100,000, plus reimbursement of Total for reasonable out-of-pocket expenses incurred by Total that are consistent with the Bank's instructions to Total and within the guidelines set forth in the Bank's "Expense Policies and Procedures Guide", and, to the extent Total has not previously been reimbursed, for any and all supplies and forms that bear the Bank's name or other identifying marks or logos and were acquired by Total for, and at the request of, the Bank. From the date on which notice of termination of this Agreement is given until the date on which all accounts of the Bank and its Affiliates for which Total has provided the Services have been converted to another service provider, Total shall provide the Services according to the terms and conditions set forth in this Agreement, including, except as set forth in the price adjustment provisions of paragraphs S-9(b), (c), (d) and (e) hereof, the prices in effect immediately prior to such termination; provided, however, that the Bank shall in no way be subject to the provisions of the sections entitled Minimum Processing Fees or
                                                   -----------------------
Limited Exclusivity.  Total acknowledges the importance of a smooth transition
-------------------
to the Bank's and its Affiliates' successor service provider to enable the Bank and its Affiliates to provide and maintain a high level of service to its and their customers without any discontinuity whatsoever.


     S-16.  DATA STORAGE
            ------------

            (a)  Ownership of Data.  Any data furnished by the Bank and its
                 -----------------
Affiliates to Total pursuant to this Agreement and any results of processing the Bank's and its Affiliates' data or derived in any way from the Bank's and its Affiliates' data shall at all times remain the property of Bank and its Affiliates. Upon the Bank's request, Total shall provide to the Bank a magnetic tape copy of all such data then stored or held by Total, along with a data dictionary and file definitions for all information provided to the Bank, in accordance with the following schedule: Data received/created in previous 30 days -- within five business days; Historical/Archival Data older than 30 days -- within 10 business days.

            (b)  Data Retention.
                 --------------

                 (i) Total is responsible for retention of all files, databases, backups, logs and messages required to recreate all output interfaces and to reexecute all processing runs for a period of 15 business days. All data and information must be retained in such a manner as to allow for the recreation of any output interface, or the reexecution of any processing run within one calendar day after the Bank's request.

                 (ii) Total is responsible for retention of all output interface files sent, or transmitted, to the Bank or its Affiliates, or on behalf of the Bank or its Affiliates for a period of three business days.

                 (iii) Total is responsible for retention of all month-end merchant and account master files for a period of 93 days.

                 (iv) Total shall provide the Bank with all files requiring long term (seven-year) retention for legal and regulatory compliance. The Bank is responsible for storage and maintenance/backup of these files to ensure the ongoing readability of data. The specific details of which files need to be sent to the Bank for long term retention will be defined in a separate document. Total is responsible for retention of copies of all files provided to the Bank for long term storage for a period of 30 days.

               (v) Within 10 business days after the end of each calendar month, Total shall provide the Bank with a detailed index of all data and materials with a retention period greater than 90 days retained pursuant to this section. This index shall contain a description of the data or material, the creation or receipt date, and the date the retention period will expire. Prior to the end of each retention period, the Bank shall provide instructions for the disposition of the data and materials. In the absence of such notification, Total shall return all such data and materials to the Bank within 30 days.

          (c) Return on Termination.  Upon the expiration or termination of this
              ---------------------
Agreement, the Bank shall notify Total in writing of the Bank's instructions for the disposition of all data and materials provided to Total by the Bank and its Affiliates or prepared by Total at the Bank's request. Total shall comply with such instructions or, in the absence of such notification, shall return all such data and materials to the Bank within 30 days of termination; provided, however, that Total's obligations under this paragraph shall be conditioned upon the Bank's payment to Total of all amounts owed hereunder.


     S-17.  FILE SECURITY
            -------------

          (a)  Security.  Total shall comply with Section 33 ("Security") of
               --------
Total's "Management Guide," dated October 15, 1992. In addition, Total shall exercise reasonable care to install and use security precautions designed to ensure that access to the Bank's and its Affiliates' stored files, data or programs is rightfully available only to the Bank's, its Affiliates and Total's employees, agents and contractors having a need to know in order to provide the Services called for by this Agreement; provided, however, that in all cases Total shall use at least the same security precautions as Total employs for its own confidential operating data and trade secrets. Total has obtained or shall obtain written confidentiality agreements from its agents and contractors. Such agreements shall be in the form set forth in Schedule K.

          (b)  Prevention of Loss.  Total will take reasonable precautions to
               ------------------
prevent the loss, destruction or alteration of the Bank's and its Affiliates' files, data, programs and other information received and held by Total. Total shall maintain back-up files (including off-site backup copies) of those files, data, programs and other information and resultant output to facilitate their reconstruction in the case of such loss, de struction or alteration, in order to minimize interruption of Services.

          (c)  Access.  Total shall install and use a reasonable change control
               ------
process to ensure that access to the Bank's and its Affiliates' data is controlled and recorded. Total shall notify the Bank's Project Manager within 24 hours after Total knows or reasonably should have known that the integrity of the Bank's or any of its Affiliates' data may have been, or in the future may be, compromised. Total shall be responsible for any unauthorized access to or use of any data of the Bank or any of its Affiliates resulting from the fraud or intentional misconduct of any employee, agent, or independent contractor of Total.


     S-18.  WARRANTY
            --------

          (a)  Services.  Subject to the other provisions hereof, including the
               --------
section titled Coordination of Remedies, Total represents and warrants that
               ------------------------
Services provided to the Bank and its Affiliates shall be performed in compliance with the Performance Standards. Total represents and warrants that the Services provided to the Bank and its Affiliates under this Agreement shall be provided by qualified and trained personnel and shall remain Operative for the duration of this Agreement, and shall, during the term of this Agreement, comply with the business procedures documentation and specifications and the technical documentation specifications described in Total's then current documentation specifications described in Total's then current documentation and business procedures documentation and specifications and the technical documentation specifications for such Services, which business procedures documentation and specifications and technical documentation and specifications shall in no event after the Effective Date permit any degrading of the operation, functionality, performance or quality of such Services.

          (b)  Accurate Output.  Total shall provide accurate and complete
               ---------------
output from input material submitted for processing, except that Total shall not be responsible for the accuracy or completeness of input material nor the resultant output derived from either inaccurate or inadequate input.

          (c)  Processing and Handling.  Total shall use reasonable care in
               -----------------------
processing and handling all data supplied by and in performing the Services for, the Bank and its Affiliates.

          (d)  Technology.
               ----------

               (i) Total represents and warrants that it has all necessary power and authority to grant the Bank any rights granted by, and to provide the Services contemplated in, this Agreement without the further consent of any other person. Total represents and warrants that any sale, licensing or use contemplated by this Agreement of any technology or any part thereof furnished under this Agreement including but not limited to software, system design, equipment, maintenance service or documentation, shall not infringe upon any patent, copyright, trade secret, trademark or other proprietary right of any third party. At Total's expense, Total shall defend any claim, suit or proceeding against the Bank or any of its Affiliates on the issue of infringement of any patent, copyright, trade secret or other proprietary right of any third party by any technology furnished under this Agreement. Total shall indemnify and hold harmless the Bank and its Affiliates from and pay any and all losses, costs and damages, including royalties and license fees, litigation costs and reasonable counsel fees and allocated costs of in-house counsel, attributable to such claim, suit or proceeding. A party that becomes aware of any such claim, suit or proceeding shall give prompt notice to the other party, and the parties shall cooperate in the defense, of any such claim, suit or proceeding, including appeals, negotiations and any settlement or compromise thereof. The Bank shall have the right, at its own expense, to have its own counsel participate in such claim, suit or proceeding.

               (ii) If any technology furnished under this Agreement, including without limitation software, service, system design, maintenance services, equipment or documentation, becomes, or in the Bank's or Total's reasonable opinion is likely to become, the subject of any claim, suit, or proceeding for infringement of any patent, copyright, trade secret or other proprietary right of any third party, or in the event of any adjudication that such technology infringes on any patent, copyright, trade secret or other proprietary right of any third party, Total, at its own expense, shall take the following actions in the listed order of preference; provided, however, that Total shall have no obligation to take such actions if in its reasonable judgment it determines that such claim, suit or proceeding is without merit, so long as the Bank's and its Affiliates' use of and exercise of rights relating to such technology as contemplated by this Agreement is not adversely affected:

                    (A) secure for the Bank and its Affiliates the right to continue using such technology; or if efforts to do so are unavailing,

                    (B) replace or modify such technology to make it noninfringing; provided, however, that such modification or replacement shall not degrade the operation, functionality, performance or quality of such technology; or if efforts to do so are unavailing,

                    (C) remove such technology and refund all payments previously made by the Bank to Total in consideration for the furnishing of such technology for the period following such removal.

               (iii) This indemnity shall not extend to any claim of infringement resulting from the Bank's or any of is Affiliates' unauthorized modification of technology or from use or incorporation of such technology with products not provided by Total or by or for the Bank with Total's approval in a manner for which such technology is not designed.

          (e)  Documentation.  On or before the Effective Date, Total has
               -------------
provided to the Bank all then-existing documentation, reference guides and training materials relating to the Services. Total shall provide to the Bank all revisions and additions to such materials within five days of their release by Total.

          (f)  WARRANTIES EXCLUSIVE.  THE WARRANTIES CONTAINED IN THIS AGREEMENT
               --------------------
ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


     S-19.  INSURANCE
            ---------

            (a)  Insurance.  Total shall maintain in force at all times during
               ---------
the term of this Agreement the following bonds and other insurance on the terms set forth in the Certificate of Insurance evidencing these coverages that Total has provided to the Bank. Such insurance ("Insurance Coverage") shall be written for not less than the following limits:

                 (i)  Worker's Compensation - statutory limits

                (ii)  Liability Insurance

                    (A) Bodily injury - not less than $500,000.00 for each occurrence.

                    (B) Property Damage - not less than $250,000.00 due to any one occurrence.

                    (C) Bond coverage - not less than $10,000,000.00 for each occurrence.

               (iii) Motor Vehicle Insurance shall be provided for not less than $500,000.00 for any occurrence involving bodily injury and/or property damage.

               (iv)  Umbrella Coverage of $15,000,000.00 for any occurrence.

               (v) Errors & Omissions Coverage in an amount no less than $5,000,000.

            (b)  Replacement.  Should the Insurance Coverage or any portion
               -----------
thereof be voluntarily terminated or modified by

Total or involuntarily terminated or modified without Total's consent, Total shall replace such terminated or modified portions of the Insurance Coverage prior to final termination or modification or, as soon thereafter as commercially possible. In the event of any termination or modification, voluntary or involuntary, Total shall notify the Bank immediately, but in no event later than three days following receipt of notice of the termination or modification or, with respect to voluntary termination or modification, contemporaneously with Total's giving notice to the insurer. If any of the Insurance Coverage described in subparagraph S-19(a)(ii)(C), S-19(a)(iv) or S-19(a)(v) above is terminated and is not replaced within 10 days, then the Bank may maintain, at Total's expense, replacement coverage in the same amount.

            (c) Expense. Premium expense shall not be a valid reason for
                -------
Total's failure to maintain, renew or replace the Insurance Coverage.


     S-20.  RIGHT TO AUDIT
            --------------

            (a)  Third Party Reviews.
                 -------------------

                 (i) On an annual basis, Total shall engage its independent certified public accountants (the "Third Party Reviewers") to conduct a review (a "Third Party Review") of Total's operations and procedures in accordance with SAS 70 designed to produce a report of the kind previously produced for Total by KPMG Peat Marwick, titled "Service Center Review:
                                                      ----------------------
     Report on Policies and Procedures Placed in Operation and Tests of
     ------------------------------------------------------------------
     Operating Effectiveness for the Total System," for the period April 1,
     --------------------------------------------
     1993, through September 30, 1993, a copy of which Total has furnished to the Bank. The Bank shall have the right to discuss jointly with Total and the Third Party Reviewers the work plan for each such Third Party Review conducted during the term hereof. Such discussions may include the scope and objectives of such work and any other matters that the Bank reasonably considers to be relevant thereto. The Bank may request that the scope or objectives of any such Third Party Review be modified or expanded in accordance with SAS 70. All reasonable requests for such modifications and expansions shall be accommodated. If the cost of the Third Party Review as so modified or expanded does not exceed 110% of what such cost would have been without such modification or expansions, Total shall pay all the costs thereof. If such costs exceed 110 % of what they would have been without such modifications or expansions, the Bank may either pay such excess or withdraw or modify its request for the additions and expansions that create the cost increase.

               (ii) Total shall deliver to the Bank a copy of each Third Party Review produced within 30 days after each is supplied to Total. After a copy of each Third Party Review has been delivered to the Bank, the Bank shall have the right to discuss the Third Party Review jointly with Total and the Third Party Reviewers. In addition, Total shall respond in reasonable detail to all inquiries, and all follow-up inquiries, made by the Bank with respect to how Total is responding to issues identified in such Third Party Reviews and other matters that are of concern to the Bank as a result of its examination of such Third Party Reviews.

               (iii) If, after completion of the steps defined in the two preceding paragraphs S-20(a)(i) and S-20(a)(ii), the Bank wishes to have further comfort with respect to Total's policies, practices and procedures, then the Bank may observe Total's policies, practices and procedures and inquire of Total's personnel at Total's facilities (collectively, an "Audit"), subject to the following conditions:

                    (A) The Bank shall give Total not less than 30 days prior notice of the date on which the Bank proposes to conduct such Audit, and such Audit shall be conducted at a time that is mutually convenient to the Bank and Total. Total shall not unreasonably withhold its agreement to a proposed date for such Audit, but reserves the right to require that such Audit not be conducted during parts of the year when the relevant Total personnel are not reasonably available given their other duties or when other audits or regulatory examinations are being conducted.

                    (B) The notice of a proposed date for such Audit must include a proposed work program, which would consist of the purpose of the Audit, the scope of the Audit, the control objectives to be Audited, and the inquiry and observation procedures that the Bank will use to conduct such Audit.

                    (C) No more than three of the Bank's personnel shall be engaged in such Audit at any one time.

                    (D) Such Audit may be conducted only by the Bank's internal auditing employees.

               (iv) Total shall inform the Bank of any internal auditing capability relating to issues covered by Third Party Reviews that Total possesses and permit the Bank's personnel to consult with Total's internal auditors on such issues at all reasonable times.

          (b)  Regulatory Access.  Total acknowledges and agrees that Federal
               -----------------
and state banking regulatory agencies shall have the right to the extent provided by law to regulate and examine Total's performance, including both methods and results under this Agreement during normal business hours.

          (c)  Cure of Breaches.  If any Third Party Review or Audit referred to
               ----------------
in this Section S-20 reveals facts or circumstances giving rise to an indemnification or other curative obligation on the part of Total under the terms of this Agreement, Total shall comply promptly with that obligation.


     S-21.  REGULATORY AND NETWORK COMPLIANCE
            ---------------------------------

          (a)  Responsibility for Compliance With Federal Law. Subject to the
               ----------------------------------------------
further terms and conditions hereof, including paragraphs S-21(d) and (e), and S-8(b) and (f), the Services provided shall at all times during the term of this Agreement conform to all applicable federal laws and regulations. In addition, in the event that any federal law or regulation requires the Bank or any of its Affiliates to adopt specific standards with respect to its service providers which in any way relate to the Services, Software or Total's methods of doing business, then Total shall make such modifications to the Services, Software or its methods of doing business as are required to ensure the Bank's and its Affiliates' compliance with such law or regulation.

          (b)  Assistance with Compliance with State and Local Law.  Total shall
               ---------------------------------------------------
use its efforts to assist the Bank and its Affiliates with compliance with state or local law, regulations or ordinances with respect to the Services; provided, however, that the Bank shall be responsible for notifying Total of all laws and regulations, and any modifications thereto, applicable to this paragraph.

          (c)  Responsibility for Compliance with Clearinghouse and Network
               ------------------------------------------------------------
Rules.  The Services provided shall at all times during the term of this
-----
Agreement conform to all applicable clearinghouse rules and all Visa and MasterCard bylaws and operating rules, except as otherwise directed by the Bank.

          (d)  Bank Responsibility for Compliance with Laws.  The Bank shall be
               --------------------------------------------
responsible for compliance with all applicable federal and state laws relating to the materials prepared or supplied by the Bank, including but not limited to: creation of solicitation materials for accounts, account forms, agreements and applications and the disclosures on the periodic statements and elsewhere.
Total shall be responsible for (1) the accuracy of Total's descriptions of the results to be obtained from the application of the computational options presented by Total to the Bank in connection with the Bank's selection of Services, (2) performing computations in accordance with the instructions given to Total by the Bank from time to time, and (3) otherwise complying with the Bank's instructions as to specific procedures and practices to follow in order for the Services to comply with applicable federal and state laws. Prior to the first mailing of merchant communications after any change in such instructions, the Bank shall review a reasonable sample selected by the Bank of the letters or statements and advise Total if it discovers any computational errors in them. The Bank shall be responsible for all consequences of actions taken by the Bank which, if provided by Total, would constitute Services.

          (e)  Additional Services.  If additional services that are not part of
               -------------------
the Services on the Effective Date, or material modifications in the scope or quality of services that are part of the Services on the Effective Date, are required because of any change in applicable law or the rules or regulations of any federal or state governmental agency or in the rules, regulations, bylaws or operating procedures of Visa or MasterCard or other interchange association or third-party service provider, Total shall have the right to amend Schedule G-2 to add a fee for each such additional service or increase the fee for each such existing Service so affected, so long as such fees and increases are reasonable and customary.


     S-22.  FINANCIAL STATEMENTS AND OTHER INFORMATION
            ------------------------------------------

          (a)  Financial Statement and Other Information.  Total shall maintain
               -----------------------------------------
a system of accounting that complies with Totals obligations under the Securities and Exchange Act of 1934 ("Exchange Act") and other applicable laws and regulations.

          (b)  Exchange Act Filings.  Total shall supply to the Bank, within 10
               --------------------
days after such documents are otherwise publicly available, copies of Total's Forms 10-K, 10-Q and 8-K filed under the Exchange Act and of Total's proxy statements, annual reports to shareholders and quarterly reports to shareholders.

          (c)  Notice of Material Litigation: Governmental Matters.  Total
               ---------------------------------------------------
shall promptly give the Bank notice of any litigation or any administrative or arbitration proceeding to which Total may now be or hereafter become a party which, in the opinion of counsel for Total, may have a material adverse effect on Total's ability to provide the Services.

          (d)  Notice of Default.  Total shall give the Bank notice as soon as
               -----------------
practicable after Total knows or reasonably should know of the occurrence of any material default of Total with respect to any duty under this Agreement, specifying such default and the nature thereof.

     S-23.  MERGER, CONSOLIDATION AND SALE OF ASSETS
            ----------------------------------------

     The Bank may terminate this Agreement, and such termination shall be deemed to be for "Cause" under the section titled Term; Termination, in the event of
                                           -----------------
the sale by Columbus Bank and Trust Company of more than 50 % of the shares of Total owned by it to a person or entity that is not an Affiliate of Total (provided that no such sale shall be deemed to have occurred by reason of any distribution of shares of Total to the shareholders of Synovus Financial Corp.) Notwithstanding that such termination shall be in accordance with the provisions of the section titled Termination by Bank for Cause, the Bank shall pay to
                      -----------------------------
Total the amount specified in the section titled Termination by Bank Without
                                                 ---------------------------
Cause for the Processing Year in which such termination occurs, which amount
-----
shall be the following for Processing Years not specified in such section:

     First Processing Year       $1,200,000
     Second Processing Year       1,000,000
     Third Processing Year          800,000

     S-24.  REPRESENTATIONS AND WARRANTIES OF TOTAL
            ---------------------------------------

     In order to induce the Bank to enter into this Agreement, Total hereby represents, warrants and covenants to the Bank that:

          (a)  Organization and Business.  Total is a duly organized and validly
               -------------------------
existing corporation in good standing under the laws of the State of Georgia, with corporate powers adequate for the making and performing of this Agreement and for the carrying on of the business now conducted or proposed to be conducted by it, and is duly qualified and in good standing as a foreign corporation, and authorized to do business, in each jurisdiction in which such qualification is required in order for Total to perform its obligations under this Agreement. Total is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to provide the Services hereunder, except where the failure to be so authorized, qualified or licensed would not have a material adverse effect on its ability to provide the Services.

            (b)  Financial and Other Information.
                 -------------------------------

               (i) Total has heretofore furnished to the Bank copies of the following:

                    (A) Total's annual report on Form 10-K for the year ended December 31, 1993, and Total's annual report to shareholders for the year then ended; and

                    (B) Total's quarterly report on Form 10-Q for the period ended March 31, 1994 and Total's quar-terly report to shareholders for the period then ended.

               (ii) The audited financial statements of Total included in the materials described in this Section S-24(b) fairly present, in all material respects, the financial condition and results of operations of Total at the times, and for the periods, stated therein.

          (c)  Total Documents.  Total has heretofore furnished to the Bank
               ---------------
correct and complete copies of its Articles of Incorporation and its Bylaws.

          (d)  Licenses.
               --------

               (i) Except as would not materially and adversely affect Total's ability to perform the Services,

                    (A) Total is the sole owner or licensee under valid licenses from the owners of all copyrights, patents, licenses, permits, authorizations and other rights required for the conduct of its business,

                    (B) all of the foregoing are, and during the term of this Agreement shall remain, in full force and effect, and Total is and during the term of this Agreement shall remain in substantial compliance with the foregoing without any known conflict with the valid rights of others, and

                    (C) no event has occurred or, during the term of this Agreement, shall occur which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such right, or does, would or shall materially and adversely affect the rights of Total with respect thereto.

               (ii) There is no litigation or other proceeding or dispute with respect to the validity or, where applicable, the extension or renewal of any of the foregoing.

          (e)  Litigation.  There is no litigation, at law or in equity, or any
               ----------
proceeding before any court, board or other governmental or administrative agency or any arbitrator pending or to the knowledge of Total threatened which may reasonably be expected to result in any material adverse effect on the ability of Total to provide the Services, and no judgment, decree, or order of any court, board or other governmental or administrative agency or arbitrator has been issued against Total which has, or may reasonably be expected to have, any material adverse effect on the ability of Total to provide the Services.

         (f)   No Legal Obstacle to Agreement. Total has taken all corporate
               ------------------------------
actions required to make all the provisions of this Agreement the valid and enforceable obligations they purport to be. To the extent that such result could materially and adversely affect the ability of Total to provide the Services, neither the execution and delivery of this Agreement nor the consummation of any transaction herein referred to or contemplated hereby nor the fulfillment of the terms hereof has constituted or resulted in or will constitute or result in a breach of the provisions of Total's Articles of Incorporation or Bylaws, or any contract to which Total is a party or which is applicable to any of its properties, or, to the best of Total's knowledge, the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Total or any of its properties which violation would have a material adverse effect on Total, its properties or its financial condition, or, to the best of Total's knowledge, the creation under any agreement or instrument of any security interest, lien, charge or encumbrance upon any of the assets of Total. To the best of Total's knowledge, no approval, authorization or other action by any governmental authority or any other person or entity is required to be obtained by Total in connection with the execution, delivery and performance of this Agreement or the transactions contemplated hereby, except where the failure to obtain such would not have a material adverse effect on the ability of Total to perform the Services.

         (g)   Defaults.  Total is not in default under any provisions of its
               --------
charter documents or, except to the extent that such could not reasonably be expected to materially and adversely affect the ability of Total to provide the Services, under any provision of any agreement, lease or other instrument to which it is a party or by which it or its property is bound or of any law, judgment, decree or governmental order, rule or regulation.

         (h)   Burdensome Obligations. Neither Total nor any of its properties
               ----------------------
is bound by any agreement, deed, lease or other instrument, or subject to any restriction in its charter documents or otherwise that, in the reasonable business judgment of Total, is so unusual or burdensome as in the foreseeable future to be reasonably likely to affect materially and adversely Total's ability to provide the Services. Total does not anticipate that future expenditures, if any, required to be made by Total to meet the present provisions of any federal or state statutes, orders, rules or regulations will be so burdensome as to materially and adversely affect Total's ability to provide the Services.

         (i)   Disclosure.  There is no fact known to Total that has not been
               ----------
disclosed to the Bank in writing which materially and adversely affects or in the future may (so far as Total can now foresee) reasonably be likely to materially and adversely affect the ability of Total to provide the Services.

          (j)  Solvency.  Total is solvent as of the Effective Date, and will
               --------
not be rendered insolvent by the payment to be made to the Bank hereunder on the Effective Date.

          (k)  Taxes.  Subject to the provisions of Section S-4(e), to the
               -----
extent that such is necessary in order for Total to provide the Services, Total shall duly pay and discharge, or cause to be paid and discharged, before the same shall become in arrears, each tax, assessment and other governmental charge or levy, imposed upon it and its properties, sales and activities, or any part thereof, or upon the income or profits therefrom, if the failure to pay such tax, assessment, charge or levy could have a material adverse effect on the ability of Total to provide the Services, as well as each claim for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of their property and for which the failure to pay could have a material adverse effect on the ability of Total to provide the Services; provided,
                                                                --------
however, that any such tax, assessment, charge, levy or claim need not be paid
-------
if the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings or other actions and if Total shall, to the extent required by generally accepted accounting principles consistently and fairly applied, have set aside on its books adequate reserves with respect thereto.

          (l)  Parent Guaranty.  Synovus Financial Corp. has executed a guaranty
               ---------------
in the form set forth for it in Schedule E, and Total has delivered such guaranty to the Bank.


     S-25.  REPRESENTATIONS AND WARRANTIES OF BANK
            --------------------------------------

     In order to induce Total to enter into this Agreement, the Bank hereby represents, warrants and covenants to Total that:

          (a)  Organization and Business.  The Bank is duly organized and
               -------------------------
validly existing banking association chartered under the laws of the United States, with powers adequate for the making and performing of this Agreement and for the carrying on of the business now conducted or proposed to be conducted by it. The Bank is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to perform under this Agreement, except where the failure to be so authorized, qualified and licensed would not have a material adverse effect on its ability to perform under this Agreement.

          (b)  Litigation.  There is no litigation, at law or in equity, or any
               ----------
proceeding before any court, board or other governmental or administrative agency or any arbitrator pending or to the knowledge of the Bank threatened which may reasonably be expected to result in any material adverse effect on the ability of the Bank to perform under this Agreement, and no judgment, decree, or order of any court, board or other governmental or administrative agency or arbitrator has been issued against the Bank which has, or may reasonably be expected to have, any material adverse effect on the ability of the Bank to perform under this Agreement.

          (c)  No Legal Obstacle to Agreement.  The Bank has taken all corporate
               ------------------------------
actions required to make all the provisions of this Agreement the valid and enforceable obligations they purport to be. To the extent that such result could materially and adversely affect the ability of the Bank to perform under this Agreement, neither the execution and delivery of this Agreement nor the consummation of any transaction herein referred to or contemplated hereby nor the fulfillment of the terms hereof has constituted or resulted in or will constitute or result in a breach of the provisions of the Bank's charter or bylaws, or any contract to which the Bank is a party or which is applicable to any of its properties, or, to the best of the Bank's knowledge, the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Bank or any of its proper ties which violation would have a material adverse effect on the Bank, its properties or its financial condition, or, to the best of the Bank's knowledge, the creation under any agreement or instrument of any security interest, lien, charge or encumbrance upon any of the assets of the Bank. To the best of the Bank's knowledge, no approval, authorization or other action by any governmental authority or any other person or entity is required to be obtained by the Bank in connection with the execution, delivery and performance of this Agreement or the transactions contemplated hereby, except when the failure to maintain such would not have a material adverse effect on the ability of the Bank to perform hereunder.

          (d)  Defaults.  The Bank is not in default under any provisions of its
               --------
charter documents or, except to the extent that such could not reasonably be expected to materially and adversely affect the ability of the Bank to perform under this Agreement, under any provision of any agreement, lease or other instrument to which it is a party or by which it or its property is bound or of any law, judgment, decree or governmental order, rule or regulation.

          (e)  Disclosure.  There is no fact known to the Bank which materially
               ----------
and adversely affects or in the future may (so far as the Bank can now foresee) materially and adversely affect the ability of the Bank to perform under this Agreement.

            (f)  Solvency.  The Bank is solvent as of the Effective Date.
                 --------

     S-26.  CONTINGENCY PLAN
            ----------------

            (a)  Provision of Plan.  Total has provided the Bank with a summary
                 -----------------
of Total's contingency plan, which is set forth in Schedule F hereto (the "Summary Plan"). The Summary Plan accurately reflects Total's policies and capabilities at the Effective Date. Total shall provide the Bank any updates to the Summary Plan within five business days after Total publishes changes to its contingency plan internally. During the term of this Agreement, Total shall not modify its contingency plan in a way that will materially and adversely affect the Bank.

            (b)  Provision of Services.  Total shall continue to provide
                 ---------------------
Services to the Bank and its Affiliates if the Bank or any of its Affiliates activates its contingency operations plan or moves to an interim site to conduct its business, including during tests of the Bank's or any of its Affiliates' contingency operations plans.

            (c)  Tests.  Twice during each calendar year during the term hereof,
                 -----
at times that are mutually convenient to Total, to the Bank and to Total's third party vendors that are necessary to the implementation of Total's contingency plan, Total shall test its contingency plan by providing Services in accordance with Total's contingency plan. The Bank shall be permitted to review and participate in the development of the plans for such tests, and to observe such tests. The first test shall involve the Bank's and its Affiliates' customary operations sites, and the second test shall involve the Bank's and its Affiliates' contingency operations sites from Total's contingency site. Total shall provide the Bank with the results of each such test within a reasonable time after it is performed. If the results of such tests are not sufficient in the Bank's reasonable determination to indicate that Total has met its obligations contained in the Summary Plan and the foregoing paragraph S-26(b) above, Total shall take all actions required for Total to meet such obligations, and shall conduct such additional tests as the Bank determines are reasonably necessary to indicate that Total has met such obligations.

            (d)  Inspection.  Total shall permit the Bank to inspect, on such
                 ----------
notice as is required under the applicable agreements between Total and third parties but in no event on more than 30 days' notice, all locations specified in Total's contingency plan as sites for the continuation of services to the Bank and its Affiliates. Total shall obtain any permission required from such third parties for such inspections.

     S-27.  COORDINATION OF REMEDIES
            ------------------------

     Notwithstanding any provision hereof to the contrary:

          (a)  Liquidated Damages.  If the Bank elects to receive the liquidated
               ------------------
damages provided in Schedule C, the Bank shall have no other monetary recourse or monetary remedy hereunder solely for the failure to meet the Performance Standards that gave rise to such election.

          (b)  Actual Damages Remedy.  If the Bank rejects a liquidated damages
               ---------------------
remedy available under Schedule C and elects to seek actual damages, the Bank shall seek such actual damages only pursuant to the provisions of, and subject to the limitations in, Sections S-8 and S-9(c), and the Bank shall have no other monetary recourse or monetary remedy hereunder solely for the failure to meet the Performance Standard that gave rise to such election. Furthermore, the Bank shall have no right by reason of the occurrence or omission claimed to give rise to such actual damages to terminate this Agreement for cause unless such occurrence or omission constitutes Cause as defined, or otherwise as expressly provided, in this Agreement.

          (c)  Limitation of Bank's Remedies.  Except as expressly provided in
               -----------------------------
the foregoing paragraphs S-27(a) and (b), and except for monetary remedies expressly provided for elsewhere in this Agreement, the Bank's sole monetary recourse for breach of this Agreement shall be pursuant to the provisions of, and subject to the limitations in, Sections S-8 and S-9(c). Nothing in this Section S-27 shall limit the Bank's right to terminate for "Cause" as defined in Section S-9(f)(i).

          (d)  Limitation of Total's Remedies.  Except for monetary remedies
               ------------------------------
expressly provided for elsewhere in this Agreement, Total's sole monetary recourse for breach of this Agreement shall be pursuant to the provisions of, and subject to the limitations in, Section 8(e).

                          GENERAL TERMS AND CONDITIONS
                          ----------------------------

     G-1. Definitions.
          -----------

          (a)  Product - any Equipment, firmware, system designs, Software,
               -------
customizations, maintenance services, documentation, training and any other goods or services this Agreement calls for Total to furnish or Total furnishes in connection with the Services.

          (b) All defined terms not otherwise defined in these General Terms and Conditions shall have the meanings given them in the Special Terms and Conditions or any Schedule to this Agreement.


     G-2. Confidentiality.
          ---------------

          (a) The parties acknowledge that all information (including the terms and conditions of this Agreement and all computer records) disclosed by (or by a third party for the benefit of) either party or an Affiliate thereof to the other for the purpose of work pursuant to the terms of this Agreement, or which is created, conceived or developed by, or comes to the attention of, either party or its employees, officers, agents or advisors ("Representatives") during the course of such work, shall be Confidential Information. Confidential Information constitutes a valuable asset of and is proprietary to the party disclosing or originally possessing it (or on whose behalf the information is disclosed, created, conceived or developed). Total also acknowledges that the Bank and its Affiliates, as financial institutions, have a responsibility to their customers to keep their records confidential. Total and its Representatives shall keep strictly confidential any customer records of the Bank and its Affiliates which are disclosed to Total or of which Total or its Representatives become aware, all of which records shall constitute Confidential Information. Neither party shall disclose Confidential Information or permit its Representatives or Affiliates to disclose Confidential Information to any person other than its Affiliates or Representatives or to any person among its Affiliates and Representatives not having a specific need to know in performance of duties under this Agreement. Each party shall be responsible for actions by its Representatives and Affiliates in breach of the foregoing. Each party shall take reasonable care to ensure fulfillment of this obligation, including instructing its Representatives and Affiliates not to sell, lease, assign, transfer, use outside their scope of employment or reveal any Confidential Information, including without limitation customer information of the Bank or its Affiliates, without prior written consent of the other party. Total has obtained or shall obtain the written agreement of its Affiliates and Representatives who will receive customer records of the Bank or its Affiliates or other Confidential Information with respect to Total's obligations under this section, and such agreements shall be in the form set forth in Schedule K.

          (b) If a subpoena or other legal process or request for disclosure in any way concerning Confidential Information of the other party ("Discloser") is served upon either party or any of its Affiliates ("Recipient"), the Recipient shall notify the Discloser immediately, and the Discloser shall cooperate with the Recipient, at the Discloser's expense, in any lawful effort to contest the validity of such subpoena or other legal process and to limit any required disclosure, including without limitation seeking a protective order. The Recipient shall not deliver or disclose any Confidential Information unless and until a final order requiring delivery or disclosure has been issued by a court of competent jurisdiction or the Discloser consents thereto. This section shall in no way limit either party's ability to satisfy any governmental required disclosure of the relationship between the parties or of the terms and conditions of this Agreement, or either party's or their Affiliates' ability to satisfy any requests or demands generated in the course of audits of either party and its respective Affiliates, or requests or demands generated by federal or state financial institution examiners or either party's or any of its affiliates' attorneys or auditors. The Discloser shall be responsible for any judicial, administrative or other governmental fine, monetary sanction or penalty imposed on the Recipient as a result of the Recipient's efforts to fulfill its obligations under this paragraph G-2(b).

          (c) Except to the extent otherwise provided in any separate agreement between the parties governing such Software or Equipment, if any Software or Equipment furnished by Total (or plan, design or specification for producing the same) has been designed, developed or modified by Total for the Bank or any of its Affiliates at the Bank's request or expense, then such item, plan, design or specification shall constitute Confidential Information and shall not be duplicated or furnished to others by Total without the Bank's prior written consent. Except to the extent otherwise provided in any separate agreement between the parties governing such Software or Equipment, all copies of such Software including the original (or plan, design or specification for producing the same), and all of the Bank's and its Affiliates' other Confidential Information, shall be returned to the Bank upon request or upon termination or expiration of this Agreement.

          (d) The obligations of confidentiality in this section shall survive termination or cancellation of this Agreement and shall not apply to any information which a party already has in its possession at the time the information is disclosed to it by the other party, information which a party independently develops (except to the extent such information is Confidential

Information of the developing party under the definition of Confidential Information in this section), information which is or becomes known to the public other than by breach of this Agreement, or information rightfully received by a party from a third party without an obligation of confidentiality owed to the other party.

          (e) Total shall not use the name of the Bank or of any of its Affiliates or refer to the Bank directly or indirectly in any advertising, sales presentation, news releases, release to any professional or trade publication, or other written communication, or for any other purposes without the Bank's prior written approval.


     G-3. Nondisclosure.
          -------------

          (a) Subject to the obligations of the Bank set forth in the section titled Confidentiality, the Bank may disclose the Product to its own employees,
       ---------------
the employees of any of its Affili ates, and its independent contractors who have the need to know in exercising the Bank's and its Affiliates' right to use the Product.

          (b)  Any other disclosure requires Total's prior written consent.

          (c) Except to the extent otherwise provided in any separate agreement between the parties governing such Software, the Bank or its Affiliates may copy any Software, documentation or any part thereof received from Total for their convenient use, including operational, backup and archival purposes, but shall not make or allow anyone else to make copies of the Software that are not necessary for an authorized use by the Bank or its Affiliates expressly authorized hereby.


     G-4. Damage to Bank Systems.
          ----------------------

     Total represents and warrants that the Product and any media used to distribute it contain no computer instructions, circuitry or other technological means whose purpose or effect is to disrupt, damage or interfere with the Bank's or any of its Affiliates' use of its computer and telecommunications facilities for their commercial, test or research purposes ("Virus").


     G-5. Quiet Enjoyment.
          ---------------

     If Total supplies any Software or Equipment hereunder and not under a separate agreement, then during the term of this Agreement, the Bank and its Affiliates may use such Software and Equipment without disturbance, subject only to its obligations to make the payments required by this Agreement. Total represents and warrants that this Agreement is not subject or subordinate to any right of Total's creditors, or if such subordination exists, the agreement or instrument creating it provides for nondisturbance of the Bank and its Affiliates as long as the Bank is not in default hereunder.


     G-6.   Survival.
            --------

     All provisions of this Agreement which by their nature must survive termination in order to achieve the fundamental purposes of this Agreement, all licenses granted by Total as described in this Agreement and the provisions of the sections titled Deconversion, Confidentiality, Technology, Arbitration,
                    ------------  ---------------  ----------  -----------
Attorneys' Fees, Notices, and Miscellaneous shall survive any termination of
---------------  -------      -------------
this Agreement.


     G-7.   Assignment.
            ----------

     Neither party shall assign any of its rights nor delegate any of its obligations under this Agreement without the prior written consent of the other party; provided, however, that the Bank may assign its rights and benefits and delegate its duties and obligations under this Agreement to one or more of its Affiliates; and provided further, that Total may assign its rights and benefits and delegate its duties and obligations under this Agreement to a wholly-owned subsidiary of Total. Any prohibited assignment or delegation shall be null and void.


     G-8.   Dispute Resolution.
            ------------------

     Unless otherwise specifically stated herein, the following procedure shall be adhered to in all disputes arising under this Agreement that the parties cannot resolve informally (including, without limitation, all disputes as to whether (a) a party has "Cause" for the termination of this Agreement, (b) Total has met the Performance Standards, and (c) any party has an indemnification obligation under the section titled Indemnification; Limitation of Liability;
                                    ---------------  -----------------------
Other Remedies).  The aggrieved party shall notify the other party in writing of
--------------
the nature of the dispute with as much detail as is practicable. The Project Managers shall meet (in person or by telephone) within seven calendar days after the date of the written notification to reach an agreement to resolve the dispute. The Project Managers shall produce a report about the nature of the dispute in detail to their respective Management. Both parties shall prepare and exchange a written position statement with relevant documentation prior to meeting of Management. If the Project Managers are unable to agree on corrective action, or the corrective action they agree upon is not executed, senior managers of the parties having authority to resolve the dispute without the prior consent of any other person ("Management") shall meet by telephone or in person or otherwise act to facilitate an agreement within 14 calendar days of the date of the written notification. If Management cannot resolve the dispute or agree upon a written plan of corrective action to do so within seven days after their initial meeting or other action, or if the agreed-upon completion dates in the written plan of corrective action are exceeded, either party may request arbitration as provided for in this Agreement. Except as otherwise specifically provided, neither party shall terminate this Agreement for breach or initiate arbitration or other dispute resolution procedure unless and until this dispute resolution procedure has been employed or waived.


     G-9.     Arbitration.
              -----------

          (a)  Mandatory Arbitration.  Except to the extent expressly otherwise
               ---------------------
provided in this Agreement, any controversy or claim between or among the parties arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort related to this Agreement, shall at the request of either party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act
(9 U.S.C. (S)(S) 1-16), notwithstanding any choice of law provision in this Agreement, and under the auspices and Commercial Arbitration Rules of the American Arbitration Association (the "AAA") then in effect except where modified in this Agreement. The arbitration shall be held in the city selected by mutual agreement of the parties, or, if the parties cannot agree, by the AAA. The matter will be resolved by a sole arbitrator selected by mutual agreement of the parties, or, if the parties cannot agree, by the AAA; however, if the dispute exceeds an amount of $3,000,000, it will be resolved by three independent and impartial arbitrators (none of whom shall be appointed by either party). If the matter is to be resolved by a sole arbitrator, she/he must be licensed to practice law by the State of California. If the matter is to be resolved by three arbitrators, at lease one of the arbitrators must be an attorney so licensed. The arbitrators are empowered to award all damages otherwise available under the terms of this Agreement, except punitive damages and each party hereby irrevocably waives any right to punitive damages. Each party may make a one-time request for documents and depositions. If disputes arise concerning these requests, the arbitrators shall have sole and complete discretion to determine the disputes. In resolving the dispute and determining awards, the arbitrators shall give effect to the applicable law. The arbitrators shall give effect to statutes of limitation in determining any claim, and any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. The arbitrators shall deliver a written opinion setting forth findings of fact and the rationale for the decision for any claim involving in excess of $500,000. The arbitrators shall reconsider the decision once upon the motion and at the expense of the moving party. The section of this Agreement titled Confidentiality shall apply
                                                    ---------------
to the arbitration proceeding, all evidence taken and the opinion. Judgment upon the decision rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

          (b)  Provisional and Ancillary Remedies.  No provision of this
               ----------------------------------
section shall limit the right of a party to this Agreement to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration. The exercise of any such remedy does not waive the right of either party to resort to arbitration. The parties acknowledge that for the purposes of this Agreement (i) preliminary injunctions, appointments of receivers, attachments, temporary protective orders and writs of possession constitute "provisional remedies," and (ii) judicial actions to enforce a decision reached pursuant to this section constitute "ancillary remedies."


     G-10.  Attorneys' Fees.
            ---------------

     If a legal action or arbitration proceeding is commenced in connection with the enforcement of this Agreement or any instrument or agreement required under this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees (including reasonable allocated costs for in-house legal services), and costs and necessary disbursements incurred in connection with such action or proceeding, as determined by the court or arbitrator.


     G-11.  Relationship of the Parties.
            ---------------------------

     The parties are independent contractors. Nothing in this Agreement or in the activities contemplated by the parties hereunder shall be deemed to create an agency, partnership, employment or joint venture relationship between the parties. Each party shall be deemed to be acting solely on its own behalf and has no authority, express or implied, to pledge the credit of, or incur obligations or perform any acts or make any statements on behalf of, the other party (except as expressly included within the Services). Neither party shall represent to any person or permit any person to act upon the belief that it has any such authority from the other party.

     G-12.  Amendment.
            ---------

     No changes, amendments or modifications of any of the terms or conditions of this Agreement shall be valid unless made by an instrument in writing signed by both parties.


     G-13.  Notices.
            -------

     Any notice sent pursuant to this Agreement shall be sent by certified first-class mail, return receipt requested, postage prepaid, or other receipted express delivery service, if to the Bank, to:

     Bank of America NT&SA
     Merchant Services #3710
     P. O. Box 37000
     San Francisco, CA 94137
     Attn:  Ms. Le Tran Thi

with copy to:

     Bank of America
     Technology Acquisition Management #3411

at the same post office box address.

If to Total:

     Total System Services, Inc.
     1200 Sixth Avenue
     Columbus, Georgia 31902-1755
     Attn: M. Troy Woods

with copies to:

     G. Sanders Griffith III, Esq.
     General Counsel
     Total System Services, Inc.
     901 Front Avenue, Suite 301
     One Arsenal Place
     Columbus, Georgia 31901

and

     Robert P. Bryant, Esq.
     King & Spalding
     191 Peachtree Street
     Atlanta, Georgia 30303

    G-14.   Compliance with Laws.
            --------------------

            (a) To the extent the provisions of Executive Order 11246 (as amended) of the President of the United States on Equal Employment Opportunity and the rules and regulations issued pursuant thereto are otherwise applicable to Total in connection with its performance hereunder, Total shall comply therewith.

            (b) Total represents for the benefit of the Bank that in the performance of this Agreement Total will comply with the provisions of the Fair Labor Standards Act of 1938 of the United States, as amended, that apply to Total.

            (c) If a charge of noncompliance with any law, regulation or ordinance is brought against Total in connection with this Agreement, or the Product or the Services that Total provides pursuant hereto, Total shall promptly notify the Bank of the charge in writing.

    G-15.   Recycled Paper.
            --------------

    Total shall use recycled paper for all output printed by Total, including but not limited to statements, envelopes, letters and notices. Recycled paper is defined as paper having at least 10% post consumer waste content. Total shall make reasonable efforts to increase the post consumer waste percentage as price and technology allow. In addition, only glassine windows and water soluble glue may be included in envelopes (in addition to recycled paper).

    G-16.   Miscellaneous.
            -------------

            (a) Wherever this Agreement requires either party's approval, consent or satisfaction, the response shall not be unreasonably or arbitrarily withheld or delayed.

            (b) Section headings are included for convenience only and are not to be used to construe or interpret this Agreement.

            (c) Neither party's officers or employees, agents or contractors shall be deemed officers, employees, agents or contractors of the other party for any purpose.

            (d) No delay, failure or waiver of either party's exercise or partial exercise of any right or remedy under this Agreement shall operate to limit, impair, preclude, cancel, waive or otherwise affect such right or remedy.

            (e) If any provision of this Agreement is held invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall in no way be affected or impaired thereby.

         (f) This Agreement may be executed by the parties in one or more counterparts, each of which when so executed shall be an original, but all such counterparts shall constitute one and the same instrument.

         (g) This Agreement is entered into in and shall be governed by the internal laws, and not the laws regarding conflicts of laws, of the State of California.

         (h)   Except as otherwise provided in the section titled Coordination
                                                                  ------------
of Remedies, the remedies under this Agreement shall be cumulative and not
-----------
exclusive, and the election of one remedy shall not preclude pursuit of other remedies. Except as otherwise provided in the Section titled Coordination of
                                                             ---------------
Remedies, in arbitration a party may seek any remedy generally available under
--------
the governing law.

         (i) Each party shall, upon request by the other, provide such further assurances and undertake such further acts or things as may be reasonably necessary or appropriate to effectuate the terms of this Agreement.

         (j) Certain provisions of this Agreement require the payment of liquidated damages by Total to the Bank and its Affiliates upon a failure by Total to perform the Services according to the performance standards set forth in this Agreement. In each case, the parties to this Agreement have agreed to the liquidated damages provisions as a means of providing an adequate remedy to the Bank and its Affiliates for Total's failure to meet such performance standards. Both parties acknowledge that (i) the liquidated damages are reasonable in the light of the anticipated loss to the Bank and its Affiliates resulting from Total's failure to meet performance standards set forth in this Agreement, and (ii) the actual damages that the Bank and its Affiliates would suffer as a result of Total's failure to perform according to such standards would be impractical to fix. Certain provisions of this Agreement require payments by the Bank to Total that may be liquidated damages. Both parties acknowledge that such payments are reasonable in the light of the anticipated loss to Total, and that the actual damages that Total would suffer in the applicable circumstances would be impractical to fix.

         (k) This Agreement, with its Schedules and Special Terms and Conditions incorporated by this reference as though set forth in full, is the final, complete and exclusive statement of the agreement between the Bank and Total, and as of the Effective Date supersedes all prior and contemporaneous agreements, negotiations, representations and proposals, written or oral. Neither party shall be bound by or liable to the other party for any representation, promise or inducement made to any agent or person in the other's employ which is not embodied in this Agreement. If any conflict exists or arises between the terms of the Special Terms and Conditions and those of any Schedule or these General Terms and Conditions, the Special Terms and Conditions shall prevail. If any conflict exists or arises between the terms of these General Terms and Conditions and any Schedule, the Schedule shall prevail.

         (a) Each of the Bank's Affiliates shall be a third party beneficiary to this Agreement.